    As filed with the Securities and Exchange Commission on February 25, 1998

                                                       Registration No. 33-46217

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 7


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 AMENDMENT NO. 8

     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                        (FORMERLY, FNAL VARIABLE ACCOUNT)
                           (Exact name of Registrant)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
             (FORMERLY, FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY)
                               (Name of Depositor)

                             Corporate Center at Rye
                     555 Theodore Fremd Avenue, Suite C-209
                            Rye, New York 10580-9966
              (Address of Depositor's Principal Executive Offices)


                                 (914) 921-1020
               (Depositor's Telephone Number Including Area Code)



                                                        Copy to:
            Joseph Scott                           J. Sumner Jones, Esq.
             President                            Jones & Blouch, L.L.P.
   The Manufacturers Life Insurance          1025 Thomas Jefferson Street N.W.
          Company of New York                         Suite 405 West
        Corporate Center at Rye                 Washington, D.C. 20007-0805
       555 Theodore Fremd Avenue
              Suite C-209
       Rye, New York 10580-9966
(Name and Address of Agent for Service)


                             -----------------------

It is proposed that this filing will become effective:


[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on [date] pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)
[ ]  75 days after filing pursuant to paragraph (a)
[X]  on May 1, 1998  pursuant to paragraph (a)(1) of Rule 485

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


                  CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4

N-4 Item
Part A                                  Caption in Prospectus
------                                  ---------------------

1..................................     Cover Page

2..................................     Special Terms

3..................................     Summary

4..................................     Performance Data;
                                        Financial Statements

5..................................     General Information about The
                                        Manufacturers Life Insurance Company of
                                        New York The Manufacturers Life
                                        Insurance Company of New York Separate
                                        Account A Manufacturers Investment Trust

6..................................     Charges and Deductions; Withdrawal
                                        Charge; Administration Fees; Mortality
                                        and Expense Risk Charge; Taxes; Appendix
                                        A; Appendix B

7..................................     Accumulation Provisions; Company
                                        Approval; Purchase Payments;
                                        Accumulation Units; Net Investment
                                        Factor; Transfers Among Investment
                                        Options; Special Transfer Services -
                                        Dollar Cost Averaging; Asset Rebalancing
                                        Program; Withdrawals; Special Withdrawal
                                        Services - Systematic Withdrawal Plan;
                                        Contract Owner Inquiries; Other Contract
                                        Provisions; Ownership; Beneficiary;
                                        Modification;

8..................................     Annuity Provisions; General; Annuity
                                        Options; Determination of Amount of the
                                        First Variable Annuity Payment; Annuity
                                        Units and the Deter- mination of
                                        Subsequent Variable Annuity Payments;
                                        Transfers After Maturity Date

9..................................     Accumulation Provisions; Death Benefit
                                        Before Maturity Date; Annuity
                                        Provisions; Death Benefit After Maturity
                                        Date

10.................................     Accumulation Provisions; Purchase
                                        Payments; Accumula- tion Units; Value of
                                        Accumula-
                                        tion Units; Net Investment Factor;
                                        Distribution of Contracts

11 ...............................      Withdrawals; Accumula- tion Provisions;
                                        Purchase Payments; Other Contract
                                        Provisions; Ten Day Right to Review

12.................................     Federal Tax Matters; Intro- duction; The
                                        Company's Tax Status; Taxation of
                                        Annuities in General; Diversification
                                        Requirements; Qualified Retirement Plans

13...............................       Legal Proceedings

14...............................       Statement of Additional
                                        Information - Table of Contents


                                        Caption in Statement of
Part B                                  Additional Information
------                                  ----------------------

15.................................     Cover Page

16.................................     Table of Contents

17.................................     General History and Information.

18.................................     Services-Accountants;
                                        Services-Servicing Agent

19.................................     Not Applicable

20.................................     Principal Underwriter

21.................................     Performance Data

22.................................     Not Applicable

23.................................     Financial Statements

                                     PART A



                      INFORMATION REQUIRED IN A PROSPECTUS

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                   Annuity Service Office and Mailing Address
                             Corporate Center at Rye
                     555 Theodore Fremd Avenue, Suite C-209
                            Rye, New York 10580-9966

--------------------------------------------------------------------------------
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
                                       OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


                  FLEXIBLE PURCHASE PAYMENT INDIVIDUAL DEFERRED
                 COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                                NON-PARTICIPATING


         This Prospectus describes a flexible purchase payment individual deferred combination fixed and variable annuity contract (the "contract") issued by The Manufacturers Life Insurance Company of New York, formerly First North American Life Assurance Company (the "Company"), a stock life insurance company organized under the laws of the state of New York. The contract is designed for use in connection with retirement plans which may or may not qualify for special Federal income tax treatment.

         The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. The contract offers thirty-eight investment options: thirty-five variable and three fixed. The variable portion of the contract value and annuity payments, if selected on a variable basis, will vary according to the investment performance of the sub-accounts of The Manufacturers Life Insurance Company of New York Separate Account A, formerly the FNAL Variable Account (the "Variable Account"). The Variable Account is a separate account established by the Company. Purchase payments and earnings on those purchase payments may be allocated to and transferred among one or more of thirty-five sub-accounts of the Variable Account. The assets of each sub-account are invested in shares of the Manufacturers Investment Trust, formerly NASL Series Trust (the "Trust"), a mutual fund having an investment portfolio for each sub-account of the Variable Account (see the accompanying Prospectus of the Trust). Fixed contract values may be accumulated under one, three and six year fixed account investment options. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

         Additional information about the variable portion of the contract and Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing the Company at the above address or telephoning (914) 921-1020. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The table of contents for the Statement of Additional Information is included on page XX of this Prospectus.


         SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                   The date of this Prospectus is May 1, 1998.

V9.PRO598

                                TABLE OF CONTENTS




SPECIAL TERMS.................................................................3

SUMMARY ......................................................................5


GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY
OF NEW YORK, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A AND MANUFACTURERS INVESTMENT TRUST .......................13

   The Manufacturers Life Insurance Company of New York......................13
   The Manufacturers Life Insurance Company of New York
     Separate Account A .....................................................13
   Manufacturers Investment Trust............................................13


DESCRIPTION OF THE CONTRACT..................................................18

   ACCUMULATION PROVISIONS ..................................................18
        Purchase Payments ...................................................18
        Accumulation Units ..................................................19
        Value of Accumulation Units .........................................19
        Net Investment Factor ...............................................19
        Transfers Among Investment Options ..................................20
        Maximum Number of Investment Options.................................20
        Special Transfer Services - Dollar Cost Averaging....................20
        Asset Rebalancing Program............................................20
        Withdrawals..........................................................21
        Special Withdrawal Services - Systematic Withdrawal Plan.............22
        Loans................................................................22
        Death Benefit Before Maturity Date...................................23
   ANNUITY PROVISIONS .......................................................24
        General .............................................................24
        Annuity Options .....................................................24
        Determination of Amount of the First Variable Annuity Payment........25
        Annuity Units and the Determination of
        Subsequent Variable Annuity Payments ................................26
        Transfers After Maturity Date .......................................26
        Death Benefit on or After Maturity Date..............................26
   OTHER CONTRACT PROVISIONS ................................................26
        Ten Day Right to Review .............................................26
        Ownership ...........................................................27
        Beneficiary .........................................................27
        Modification ........................................................27
        Company Approval ....................................................27
        Misstatement and Proof of Age, Sex or Survival.......................27
   FIXED ACCOUNT INVESTMENT OPTIONS..........................................27

CHARGES AND DEDUCTIONS ......................................................30

   Withdrawal Charges........................................................30
   Administration Fees.......................................................31
   Mortality and Expense Risk Charge ........................................31
   Taxes ....................................................................32

FEDERAL TAX MATTERS .........................................................32


   INTRODUCTION .............................................................32
   THE COMPANY'S TAX STATUS .................................................32
   TAXATION OF ANNUITIES IN GENERAL .........................................32
        Tax Deferral During Accumulation Period..............................32
        Taxation of Partial and Full Withdrawals.............................34
        Taxation of Annuity Payments.........................................34
        Taxation of Death Benefit Proceeds...................................34
        Penalty Tax on Premature Distributions...............................35
        Aggregation of Contracts.............................................35
QUALIFIED RETIREMENT PLANS...................................................35
        Qualified Plan Types.................................................36
        Direct Rollovers.....................................................37
   FEDERAL INCOME TAX WITHHOLDING............................................38


GENERAL MATTERS..............................................................38

   Performance Data..........................................................38
   Financial Statements......................................................38
   Asset Allocation and Timing Services......................................38
   Distribution of Contracts ................................................39
   Contract Owner Inquiries..................................................39


   Confirmation Statements...................................................39


   Legal Proceedings ........................................................39
   Other Information ........................................................39

STATEMENT OF ADDITIONAL INFORMATION -

  Table of Contents..........................................................39


APPENDIX A


   Examples of Calculation of Withdrawal Charge..............................40

                                  SPECIAL TERMS

         The following terms as used in this Prospectus have the indicated meanings:

         Accumulation Unit - A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.


         Annuitant - Any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. If the contract owner names more than one person as an "Annuitant," the second person named shall be referred to as "Co-Annuitant." The "Annuitant" is as specified in the application, unless changed. All provisions based on the date of the death of the "Annuitant" will be based on the date of death of the last to survive of the "Annuitant" or "Co-Annuitant." In the event of the death of the "Annuitant" or "Co-Annuitant" who is also a contract owner, a death benefit is payable under the Death of Owner provision. The "Annuitant" and "Co-Annuitant" will be referred to collectively as "Annuitant."

         Annuity Option - The method selected by the contract owner (or as specified in the contract if no selection is made) for annuity payments made by the Company.

         Annuity Service Office - The service office of the Company is Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580-9966.


         Annuity Unit - A unit of measure that is used after the maturity date to calculate variable annuity payments.


         Beneficiary - The person, persons or entity entitled to the death benefit under the contract upon the death of the annuitant. The beneficiary is as specified in the application, unless changed (see also "Successor Owner").


         Contingent Beneficiary - The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

         Contract Anniversary - The anniversary of the contract date.

         Contract Date - The date of issue of the contract.

         Contract Value - The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

         Contract Year - The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

         Debt - Any amounts in the loan account attributable to the contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.

         Due Proof of Death - Due Proof of Death is required upon the death of the Annuitant or the Owner. One of the following must be received at the Annuity Service Office within one year of the date of death:

         (a)  A certified copy of a death certificate;
         (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
         (c)  Any other proof satisfactory to us.

Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms by the Annuity Service Office.

         Fixed Annuity - An annuity option with payments which are predetermined and guaranteed as to dollar amount.

         General Account - All the assets of the Company other than assets in separate accounts.

         Investment Account - An account established by the Company which represents a contract owner's interest in an investment option prior to the maturity date.

         Investment Account Value - The value of a contract owner's investment in an investment account.


         Investment Options - The investment choices available to contract owners. There are thirty-five variable and three fixed investment options under the contract.


         Loan Account - The portion of the general account that is used for collateral when a loan is taken.

         Market Value Charge - A charge that may be assessed if amounts are withdrawn or transferred from the three or six year investment options prior to the end of the interest rate guarantee period.

         Maturity Date - The date on which annuity benefits commence. The maturity date is the date specified on the contract specifications page and is generally the first day of the month following the annuitant's 90th birthday.

         Net Purchase Payment - The purchase payment less the amount of premium tax, if any.

         Non-Qualified Contracts - Contracts which are not issued under qualified plans.

         Owner or Contract Owner - The person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is as specified in the application, unless changed.

         Portfolio or Trust Portfolio - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor mutual fund.

         Purchase Payment - An amount paid by a contract owner to the Company as consideration for the benefits provided by the contract.

         Qualified Contracts - Contracts issued under qualified plans.


         Qualified Plans - Retirement plans which receive favorable tax treatment under Section 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.


         Separate Account - A segregated account of the Company that is not commingled with the Company's general assets and obligations.

         Sub-Account(s) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different Trust portfolio.


         Successor Owner - The person, persons or entity to become the owner if the owner dies prior to the Maturity Date. The successor owner is as specified in the application, unless changed. If no Successor Owner is designated or the Successor Owner dies before the Owner, the Owner's estate is the Successor Owner (see also "Beneficiary").


         Valuation Date - Any date on which the New York Stock Exchange is open for business and the net asset value of a Trust portfolio is determined.

         Valuation Period - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.


         Variable Account - The Variable Account, which is a separate account of the Company.


         Variable Annuity - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                     SUMMARY



         The Contract. The contract offered by this Prospectus is flexible purchase payment individual deferred combination fixed and variable annuity contract. The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

         Retirement Plans. The contract may be issued pursuant to either non-qualified retirement plans or plans qualifying for special income tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as individual retirement accounts and annuities, including Roth IRAs, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), and tax-sheltered annuities for tax-exempt organizations (see "QUALIFIED RETIREMENT PLANS").

         Purchase Payments. A contract may be issued upon the making of an initial purchase payment of as little as $30. A minimum of $300 must be paid during the first contract year. Purchase payments may be made at any time, except that if a purchase payment would cause the contract value to exceed $1,000,000, or the contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company (see "PURCHASE PAYMENTS").

         Investment Options. Purchase payments may be allocated among the thirty-eight investment options currently available under the contract: thirty-five variable account investment options and three fixed account investment options. Due to current administrative capabilities, a contract owner is limited to a maximum of 17 investment options (including all fixed account investment options) during the period prior to the maturity date of the contract. The thirty-five variable account investment options are the thirty-five sub-accounts of the Variable Account, a separate account established by the Company. The sub-accounts invest in corresponding portfolios of the
Trust: Pacific Rim Emerging Markets Trust, Science and Technology Trust, International Small Cap Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Small/Mid Cap Trust, International Stock Trust, Worldwide Growth Trust, Global Equity Trust, Small Company Value Trust, Equity Trust, Growth Trust, Quantitative Equity Trust, Blue Chip Growth Trust, Real Estate Securities Trust, Value Trust, International Growth and Income Trust, Growth and Income Trust, Equity-Income Trust, Balanced Trust, Aggressive Asset Allocation Trust, High Yield Trust, Moderate Asset Allocation Trust, Conservative Asset Allocation Trust, Strategic Bond Trust, Global Government Bond Trust, Capital Growth Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and the Lifestyle Conservative 280 Trust (see the accompanying Prospectus of the Trust). The portion of the contract value in the Variable Account and monthly annuity payments, if selected on a variable basis, will reflect the investment performance of the sub-accounts selected (see "THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A"). Purchase payments may also be allocated to the three fixed account investment options: one, three and six year guaranteed investment accounts. Under the fixed account investment options, the Company guarantees the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period. The portion of the contract value in the fixed account investment options and monthly annuity payments, if selected on a fixed basis, will reflect such interest and principal guarantees (see "FIXED ACCOUNT INVESTMENT OPTIONS"). Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.

         Transfers. Prior to the maturity date, amounts may be transferred among the variable account investment options and from the variable account investment options to the fixed account investment options without charge. In addition, amounts may be transferred prior to the maturity date among the fixed account investment options and from the fixed account investment options to the variable account investment options, subject to a one year holding period requirement (with certain exceptions) and a market value charge which may apply to such a transfer (see "FIXED ACCOUNT INVESTMENT OPTIONS"). After the maturity date, transfers are not permitted from variable annuity options to fixed annuity options or from fixed annuity options to variable annuity options. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If, after the transfer the amount remaining in the investment account of the contract from which the transfer is made is less than $100, then we will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers (see "TRANSFERS AMONG INVESTMENT OPTIONS" and "TRANSFERS AFTER MATURITY DATE"). Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract (see "SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING").

         Withdrawals. Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may withdraw all or a portion of the contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the withdrawal request will be treated as a request to withdraw the entire contract value. A withdrawal charge and an administration fee may be imposed (see "WITHDRAWALS"). A withdrawal may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS"). Withdrawal privileges may also be exercised pursuant to the Company's systematic withdrawal plan service (see "SPECIAL WITHDRAWAL SERVICES - SYSTEMATIC WITHDRAWAL PLAN").

         Loans. The Company offers a loan privilege to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. The effective cost of a contract loan is 2% per year of the amount borrowed (see "LOANS").

         Confirmation Statements. Owners will be sent confirmation statements for certain transactions in their account. Owners should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the Company's Annuity Service Office. If the owner fails to notify the Company's Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, the owner will be deemed to have ratified the transaction.

         Death Benefit Before Maturity Date. Generally, if the annuitant dies before the maturity date, the Company will pay to the beneficiary the minimum death benefit less any debt. During the first contract year, the minimum death benefit is the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. Except as provided below, during any subsequent contract year, the minimum death benefit will be the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous contract year plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with partial withdrawals. In certain other cases, an amount equal to the owner's interest will be distributed when the owner dies before the maturity date (see "DEATH BENEFIT BEFORE MATURITY DATE"). If the annuitant dies after the maturity date and annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, the Company will make the remaining guaranteed payments to the beneficiary (see "DEATH BENEFIT ON OR AFTER MATURITY DATE").

         Annuity Payments. The Company offers a variety of fixed and variable annuity options. Periodic annuity payments will begin on the maturity date. The contract owner selects the maturity date, frequency of payment and annuity option (see "ANNUITY PROVISIONS").

         Ten Day Review. Within 10 days of receipt of a contract, the contract owner may cancel the contract by returning it to the Company (see "TEN DAY RIGHT TO REVIEW").

         Charges and Deductions. The following table and Example are designed to assist contract owners in understanding the various costs and expenses that contract owners bear directly and indirectly. The table reflects expenses of the Variable Account and the Trust. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus (see "CHARGES AND DEDUCTIONS"). The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust Prospectus to which reference should be made.

CONTRACT OWNER TRANSACTION EXPENSES

DEFERRED SALES LOAD (as percentage of purchase payments)

    NUMBER OF COMPLETE YEARS                   WITHDRAWAL
      PURCHASE PAYMENT IN                        CHARGE
            CONTRACT                           PERCENTAGE
            --------                           ----------
               0                                   6%
               1                                   6%
               2                                   5%
               3                                   4%
               4                                   3%
               5                                   2%
               6+                                  0%

ANNUAL CONTRACT FEE..............................$30

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

Mortality and expense risk fees.................1.25%
Administration fee  - asset based...............0.15%
Total Separate Account Annual Expenses .........1.40%


TRUST ANNUAL EXPENSES (as a percentage of Trust average net assets)


                                       MANAGEMENT     OTHER       TOTAL TRUST
TRUST PORTFOLIO                           FEES       EXPENSES   ANNUAL EXPENSES
------------------------------------------------------------------------------
Pacific Rim Emerging Markets........      0.850%       0.570%        1.420%
Science and Technology..............      1.100%       0.160%        1.260%
International Small Cap.............      1.100%       0.210%        1.310%
Emerging Growth.....................      1.050%       0.060%        1.110%
Pilgrim Baxter Growth...............      1.050%       0.130%        1.180%
Small/Mid Cap.......................      1.000%       0.050%        1.050%
International Stock.................      1.050%       0.330%        1.380%
Worldwide Growth....................      1.000%       0.320%        1.320%
Global Equity.......................      0.900%       0.110%        1.010%
Small Company Value.................      1.050%       0.100%*       1.150%
Equity..............................      0.750%       0.050%        0.800%
Growth .............................      0.850%       0.100%        1.950%
Quantitative Equity.................      0.700%       0.070%        0.770%
Blue Chip Growth....................      0.925%       0.050%        0.975%
Real Estate Securities..............      0.700%       0.070%        0.770%
Value...............................      0.800%       0.160%        0.960%
International Growth and Income.....      0.950%       0.170%        1.120%
Growth and Income...................      0.750%       0.040%        0.790%
Equity Income.......................      0.800%       0.050%        0.850%
Balanced ...........................      0.800%       0.080%        0.880%
Aggressive Asset Allocation.........      0.750%       0.150%        0.900%
High Yield..........................      0.775%       0.110%        0.885%
Moderate Asset Allocation...........      0.750%       0.100%        0.850%
Conservative Asset Allocation.......      0.750%       0.140%        0.890%
Strategic Bond......................      0.775%       0.100%        0.875%
Global Government Bond..............      0.800%       0.130%        0.930%
Capital Growth Bond.................      0.650%       0.080%        0.730%
Investment Quality Bond.............      0.650%       0.090%        0.740%


U.S. Government Securities..........      0.650%       0.070%        0.720%
Money Market .......................      0.500%       0.040%        0.540%

                                       MANAGEMENT    OTHER        TOTAL TRUST
TRUST PORTFOLIO                           FEES      EXPENSES    ANNUAL EXPENSES


Lifestyle Aggressive 1000#..........       0%       1.116%**        1.116%
Lifestyle Growth 820#...............       0%       1.048%**        1.048%
Lifestyle  Balanced 640#............       0%       0.944%**        0.944%
Lifestyle Moderate 460#.............       0%       0.850%**        0.850%
Lifestyle Conservative 260#.........       0%       0.708%**        0.708%




#Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will, in addition to its own expenses, such as certain Other Expenses, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses.


*Based on estimates of payments to be made during the current fiscal year.


**Reflects expenses of the Underlying Portfolios. Manufacturers Securities Services, LLC has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be .04% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1997) as noted in the chart below:.



                                       MANAGEMENT       OTHER       TOTAL TRUST ANNUAL
                                          FEES         EXPENSES          EXPENSES
Lifestyle Aggressive 1000 Trust            0%           1.156%            1.156%
Lifestyle Growth 820 Trust                 0%           1.088%            1.088%
Lifestyle Balanced 640 Trust               0%           0.984%            0.984%
Lifestyle Moderate 460 Trust               0%           0.890%            0.890%
Lifestyle Conservative 280 Trust           0%           0.748%            0.748%

EXAMPLE


A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner surrendered the contract at the end of the applicable time period:

TRUST PORTFOLIO                      1 YEAR    3 YEARS    5 YEARS**   10 YEARS**
--------------------------------------------------------------------------------

Pacific Rim Emerging Markets.......   $84        $138        $182        $321
Science & Technology...............    83         133         174         305
International Small Cap............    83         134         177         310
Emerging Growth....................    81         129         167         291
Pilgrim Baxter Growth..............    82         131         170         298
Small/Mid Cap......................    81         127         164         285
International Stock................    84         136         180         317
Worldwide Growth...................    83         135         177         311
Global Equity......................    81         126         162         281
Small Company Value................    82         130
Equity.............................    79         120         151         260
Growth ............................    80         124         159         275
Quantitative Equity................    78         119         150         257
Blue Chip Growth...................    80         125         160         277
Real Estate Securities.............    78         119         150         257
Value..............................    80         125         159         276





International Growth and Income....    82         129         167         292
Growth and Income..................    78         120         151         259
Equity Income .....................    79         121         154         265
Balanced...........................    79         122         155         268
Aggressive Asset Allocation........    80         123         156         270
High Yield.........................    79         122         155         268
Moderate Asset Allocation..........    79         121         154         265
Conservative Asset Allocation......    79         123         156         269
Strategic Bond.....................    79         122         155         267
Global Government Bond.............    80         124         158         273
Capital Growth Bond................    78         118         148         253
Investment Quality Bond............    78         119         148         254
U.S. Government  Securities........    78         118         147         252
Money Market.......................    76         112         138         233
Lifestyle Aggressive 1000*.........    82         129         167         291
Lifestyle Growth 820*..............    81         127         164         285
Lifestyle Balanced 640*............    80         124         158         274
Lifestyle Moderate 460*............    79         121         154         265
Lifestyle Conservative 280*........    78         117         146         250


*The Example of Expenses for the Lifestyle Trusts is calculated using the midpoint of the minimum and maximum fees set forth under Annual Operating Expenses.


** The Example of Expenses for the Small Company Trust contains figures for only 1 and 3 years, since it is a newly created portfolio.

A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:

TRUST PORTFOLIO                       1 YEAR    3 YEARS    5 YEARS*    10 YEARS*
--------------------------------------------------------------------------------

Pacific Rim Emerging Markets........  $29         $89        $152        $321
Science & Technology................   28          85         144         305
International Small Cap.............   28          86         147         310
Emerging Growth.....................   26          80         137         291
Pilgrim Baxter Growth...............   27          82         140         298
Small/Mid Cap.......................   25          78         134         285
International Stock.................   29          88         150         317
Worldwide Growth....................   28          86         147         311
Global Equity.......................   25          77         132         281
Small Company Value.................   26          81         139         295
Equity .............................   23          71         121         260
Growth..............................   24          75         129         275
Quantitative Equity.................   23          70         120         257
Blue Chip Growth....................   25          76         130         277
Real Estate Securities..............   23          70         120         257
Value...............................   25          76         129         276
International Growth and Income.....   26          80         137         292
Growth and Income...................   23          70         121         259
Equity Income.......................   23          72         124         265
Balanced ...........................   24          73         125         268
Aggressive Asset Allocation.........   24          74         126         270
High Yield..........................   24          73         125         268
Moderate Asset Allocation...........   23          72         124         265
Conservative Asset Allocation.......   24          73         126         269
Strategic Bond......................   24          73         125         267
Global Government Bond..............   24          75         128         273
Capital Growth......................   22          69         118         253
Investment Quality Bond.............   22          69         118         254
U.S. Government Securities..........   22          68         117         252
Money Market........................   20          63         108         233
Lifestyle Aggressive 1000...........   26          80         137         291
Lifestyle Growth 820................   25          78         134         285
Lifestyle Balanced 640..............   24          75         128         274
Lifestyle Moderate 460..............   23          72         124         265
Lifestyle Conservative 280..........   22          68         116         250




* The Example of Expenses for the Small Company Value Trust contains figures for only 1 and 3 years, since it is a newly created portfolio.

     For purposes of presenting the foregoing Example, the Company has made certain assumptions mandated by the SEC. The Company has assumed that, where applicable, the maximum sales load is deducted, that there are no transfers or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same. Such assumptions, which are mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts, do not take into account certain features of the contract and prospective changes in the size of the Trust which may operate to change the expenses borne by contract owners. Consequently, the amounts listed in the Example above should not be considered a representation of past or future expenses and actual expenses borne by contract owners may be greater or lesser than those shown.

         In addition, for purposes of calculating the values in the above Example, the Company has translated the $30 annual administration charge listed under "Annual Contract Fee" to a .086% annual asset charge based on the $35,000 approximate average size. So translated, such charge would be higher for smaller contracts and lower for larger contracts.


         The above summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and Statement of Additional Information and the Prospectus and Statement of Additional Information for the Trust, to which reference should be made. This Prospectus generally describes only the variable aspects of the contract, except where fixed aspects are specifically mentioned.

                        TABLE OF ACCUMULATION UNIT VALUES


                                        UNIT VALUE AT        UNIT VALUE AT       NUMBER OF UNITS AT
SUB-ACCOUNT                             START OF YEAR*       END OF YEAR            END OF YEAR
---------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets
     1997 ..............................  $12.500000
Science & Technology
     1997 ..............................  $12.500000
International Small Cap
     1996 ..............................  $12.500000           $13.493094            365,317.719
     1997 ..............................
Emerging Growth
     1997 ..............................  $12.500000
Pilgrim Baxter Growth
     1997 ..............................  $12.500000
Small/Mid Cap
     1996 ..............................  $12.500000           $13.215952            746,253.254
     1997 ..............................
International Stock
     1997 ..............................  $12.500000
Worldwide Growth
     1997 ..............................  $12.500000
Global Equity
     1992 ..............................  $12.003976           $11.790318             21,242.936
     1993 ..............................   11.790318            15.450341            701,425.817
     1994 ..............................   15.450341            15.500933          1,612,831.628
     1995 ..............................   15.500933            16.459655          1,679,042.917
     1996 ..............................   16.495655            18.276450          1,955,863.791
     1997 ..............................
Equity
     1992 ..............................  $12.386657           $13.143309             17,805.389
     1993 ..............................   13.143309            15.075040            532,797.733
     1994 ..............................   15.075040            14.786831          1,212,483.594
     1995 ..............................   14.786831            20.821819          1,680,197.930
     1996 ..............................   20.821819            24.664354          2,439,815.649
     1997 ..............................
Growth
     1996 ..............................  $12.500000           $13.727312            140,312.944
     1997 ..............................
Quantitative Equity
     1997 ..............................  $12.500000
Blue Chip Growth
     1992 ..............................  $10.000000           $ 9.923524            105,743.980
     1993 ..............................    9.923524             9.413546            605,012.548





     1994 ..............................    9.413546             8.837480          1,049,124.977
     1995 ..............................    8.837480            11.026969          1,318,608.463
     1996 ..............................   11.026969            13.688523          1,623,697.582
     1997 ..............................
Real Estate Securities
     1997 ..............................  $12.500000
Value
     1997 ..............................  $12.500000
International Growth and Income
     1995 ..............................  $10.000000           $10.554228            419,354.257
     1996 ..............................   10.554228            11.718276          1,080,586.010
     1997 ..............................
Growth and Income
     1992 ..............................  $10.942947           $11.927411             33,716.020
     1993 ..............................   11.927411            12.893007            753,734.211
     1994 ..............................   12.893007            13.076664          1,298,075.564
     1995 ..............................   13.076664            16.660889          1,702,726.488
     1996 ..............................   16.660889            20.178770          2,601,497.610
     1997 ..............................
Equity-Income
     1993 ..............................  $10.000000           $11.175534          1,087,538.574
     1994 ..............................   11.175534            11.107620          2,147,059.046
     1995 ..............................   11.107620            13.548849          2,700,623.434
     1996 ..............................   13.548849            16.011513          3,362,755.333
     1997 ..............................
Balanced
     1997 ..............................  $12.500000
Aggressive Asset Allocation
     1992 ..............................  $10.880194           $11.623893              6,314.930
     1993 ..............................   11.623893            12.642493            220,581.039
     1994 ..............................   12.642493            12.381395            395,570.370
     1995 ..............................   12.381395            14.990551            463,740.240
     1996 ..............................   14.990551            16.701647            600,271.664
     1997 ..............................
High Yield
     1997 ..............................  $12.500000
Moderate Asset Allocation
     1992 ..............................  $11.012835           $11.772128             31,652.055
     1993 ..............................   11.772128            12.775798            526,706.519
     1994 ..............................   12.775798            12.396295            994,126.229
     1995 ..............................   12.396295            14.752561          1,070,866.388
     1996 ..............................   14.752561            15.995076          1,346,688.023
     1997 ..............................
Conservative Asset Allocation
     1992 ..............................  $11.102574           $11.821212              3,884.882
     1993 ..............................   11.821212            12.705196            176,613.459
     1994 ..............................   12.705196            12.298940            267,695.021
     1995 ..............................   12.298940            14.320582            306,895.403
     1996 ..............................   14.320582            15.113142            424,786.597
     1997 ..............................
Strategic Bond
     1993 ..............................  $10.000000           $10.750617            414,573.339
     1994 ..............................   10.750617             9.965972            737,151.981
     1995 ..............................    9.965972            11.716972            878,455.666
     1996 ..............................   11.716972            13.250563          1,663,287.368







     1997 ..............................
Global Government Bond
     1992 ..............................  $13.322602           $13.415849              7,122.534
     1993 ..............................   13.415849            15.741586            299,274.049
     1994 ..............................   15.741586            14.630721            463,867.775
     1995 ..............................   14.630721            17.772344            417,838.308
     1996 ..............................   17.772344            19.803954            462,253.788
     1997 ..............................
Capital Growth Bond
     1997 ..............................  $12.500000
Investment Quality Bond (formerly called Bond Sub-account)
     1992 ..............................  $13.147350           $13.936240              1,442.768
     1993 ..............................   13.936240            15.118716            209,360.256
     1994 ..............................   15.118716            14.216516            309,793.553
     1995 ..............................   14.216516            16.751499            305,028.908
     1996 ..............................   16.751499            16.943257            386,465.721
     1997 ..............................
U.S. Gov. Securities (formerly called U.S. Gov. Bond Sub-account)
     1992 ..............................  $13.015785           $13.651495             13,906.158
     1993 ..............................   13.651495            14.490734            546,010.063
     1994 ..............................   14.490734            14.111357            652,508.827
     1995 ..............................   14.111357            16.083213            696,869.324
     1996 ..............................   16.083213            16.393307            807,763.458
     1997 ..............................
Money Market
     1992 ..............................  $12.892485           $13.137257                 11.495
     1993 ..............................   13.137257            13.303085            141,771.056
     1994 ..............................   13.303085            13.623292            464,720.715
     1995 ..............................   13.623292            14.190910            639,836.317
     1996 ..............................   14.190910            14.699636          1,256,691.417
     1997 ..............................
Lifestyle Aggressive 1000
     1997 ..............................  $12.500000
Lifestyle Growth 820
     1997 ..............................  $12.500000
Lifestyle Balanced 640
     1997 ..............................  $12.500000
 Lifestyle Moderate 460
     1997 ..............................  $12.500000
Lifestyle Conservative 260
     1997 ..............................  $12.500000




* Units under this series of contracts were first credited under the sub-accounts on August 9, 1994, except in the case of International Growth and Income where units were first credited on January 9, 1995, Small/Mid Cap and International Small Cap where units were first credited on March 4, 1996, Growth where units were first credited on July 15, 1996, Pacific Rim Emerging Markets, Science & Technology, Emerging Growth, Pilgrim Baxter Growth, International Stock, Worldwide Growth, Quantitative Equity, Real Estate Securities, Value, Balanced, High Yield, Capital Growth Bond, Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, Lifestyle Conservative 280 where units were first credited on January 1, 1997.

                            GENERAL INFORMATION ABOUT
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK,
     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       AND MANUFACTURERS INVESTMENT TRUST



THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

         The Manufacturers Life Insurance Company of New York, (the "Company") is a stock life insurance company organized in 1992 under the laws of the state of New York. The Company's principal office is located at Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580-9966.

         The Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America, formerly North American Security Life Insurance Company ("Manulife North America"). Manulife North America is a stock life insurance company organized under the laws of Delaware in 1979 with its principal office located at 116 Huntington Avenue, Boston, Massachusetts 02116. Manulife North America's principal business is offering a variable annuity contract, similar to that offered by the Company in New York, in 49 other states, the District of Columbia and Puerto Rico.

         The ultimate parent of Manulife North America is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, Manulife North America was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996, NAL and Manulife merged with the combined company retaining the name Manulife.

         On January 19, 1998, the Board of Directors of Manulife asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and policyholders as well as regulatory approval.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

         The Company established The Manufacturers Life Insurance Company of New York Separate Account A (the "Variable Account") on March 4, 1992 as a separate account under the laws of New York. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contracts are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.

         The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

         There are currently thirty-five sub-accounts within the Variable Account. The Company reserves the right, subject to prior approval of the New York Superintendent of Insurance and compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account established by the Company or an affiliated company.

MANUFACTURERS INVESTMENT TRUST

         The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust (the "Trust"). A description of each portfolio is set forth below. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust, the Emerging Growth Trust and the five

Lifestyle Trusts, which are non-diversified. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"), the successor to NASL Financial Services, Inc..

The Trust currently has fifteen Subadvisers who manage all of the portfolios:



         SUBADVISER                                           SUBADVISER TO
         ----------                                           -------------


         Fidelity Management Trust Company                    Equity Trust
                                                              Conservative Asset Allocation Trust
                                                              Moderate Asset Allocation Trust
                                                              Aggressive Asset Allocation Trust

         Founders Asset Management, Inc.                      Growth Trust
                                                              Worldwide Growth Trust
                                                              Balanced Trust
                                                              International Small Cap Trust

         Fred Alger Management, Inc.                          Small/Mid Cap Trust

         J.P. Morgan Investment Management Inc.               International Growth and Income Trust

         Manufacturers Adviser Corporation                    Pacific Rim Emerging Markets Trust
                                                              Quantitative Equity Trust
                                                              Real Estate Securities Trust
                                                              Capital Growth Bond Trust
                                                              Money Market Trust
                                                              Lifestyle Trusts

         Miller Anderson & Sherrerd, LLP                      Value Trust
                                                              High Yield Trust

         Morgan Stanley Asset Management Inc.                 Global Equity Trust

         Oechsle International Advisors, L.P.                 Global Government Bond Trust

         Pilgrim Baxter & Associates, Ltd.                    Pilgrim Baxter Growth Trust

         Rosenberg Institutional Equity Management            Small Company Value Trust

         Rowe Price-Fleming International, Inc.               International Stock Trust

         Salomon Brothers Asset Management Inc                U.S. Government Securities Trust
                                                              Strategic Bond Trust

         T. Rowe Price Associates, Inc.                       Science & Technology Trust
                                                              Blue Chip Growth Trust
                                                              Equity-Income Trust

         Warburg Pincus Asset Management, Inc.                Emerging Growth Trust

         Wellington Management Company, LLP                   Growth and Income Trust
                                                              Investment Quality Bond Trust



The following is a brief description of each portfolio:

         The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

         The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

         The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         The EMERGING GROWTH TRUST seeks maximum capital appreciation by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

         The PILGRIM BAXTER GROWTH TRUST seeks capital appreciation by investing in companies believed by the subadviser to have an outlook for strong earnings growth and the potential for significant capital appreciation.

         The SMALL/MID CAP TRUST seeks long term capital appreciation by investing at least 65% of its total assets (except during temporary defensive periods) in small/mid cap equity securities. As used herein small/mid cap equity securities are equity securities of companies that, at the time of purchase, have total market capitalization between $500 million and $5 billion.

         The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

         The WORLDWIDE GROWTH TRUST seeks long-term growth of capital by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

         The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.


         The SMALL COMPANY VALUE TRUST seeks long term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

         The EQUITY TRUST seeks growth of capital, by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

         The GROWTH TRUST seeks long term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of well-established, high-quality growth companies that the subadviser believes have the potential to increase earnings faster than the rest of the market.


         The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

         The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital. Current income is a secondary objective and many of the stocks in the portfolio are expected to pay dividends.

         The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

         The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.


         The INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The Portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's Investor Servies, Inc. or Standard &Poor's Corporation or, if unrated, of equivalent credit quality as determined by the subadviser.


         The GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.

         The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

         The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

         The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

         The AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.

                - The AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any three year period.

                - The MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any three year period.

                - The CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any three year period.

         The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

         The GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital, by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

         The CAPITAL GROWTH BOND TRUST seeks to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

         The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

         The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

         The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity, by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

         The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

         The LIFESTYLE GROWTH 820 TRUST seeks to provide long term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


         In pursuing the Strategic Bond, High Yield and Investment Quality Bond Trusts' investment objective, each portfolio expects to invest a portion of its assets in high yield securities, commonly known as "junk bonds" which also present a high degree of risk. The risks of these securities include price volatility and risk of default in the payment of interest and principal. See "Risk Factors Relating to High Yield Securities" contained in the Trust Prospectus before investing in any of these Trusts.

         In pursuing the Pacific Rim Emerging Markets, International Stock, Worldwide Growth, International Small Cap, Global Equity, Strategic Bond, International Growth and Income, High Yield and Global Government Bond

Trusts' investment objective, each portfolio may invest up to 100% of its assets in foreign securities which may present additional risks. See "Foreign Securities" contained in the Trust Prospectus before investing in any of these Trusts.

         If the shares of a Trust portfolio are no longer available for investment or in the Company's judgment investment in a Trust portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to the contract owner and prior approval of the SEC to the extent required by the 1940 Act.


         The Company will vote shares of the Trust portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received and portfolio shares held in the Variable Account that are beneficially owned by the Company will be voted by the Company in proportion to the instructions received.


         Prior to the maturity date, the person having the voting interest under a contract is the contract owner and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. After the maturity date, the person having the voting interest under a contract is the annuitant and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity payments. The Company reserves the right to make any changes in the voting rights described above that may be permitted by the Federal securities laws or regulations or interpretations of these laws or regulations.


         A full description of the Trust, including the investment objectives, policies and restrictions of each of the portfolios is contained in the Prospectus for the Trust and should be read by a prospective purchaser before investing.

                           DESCRIPTION OF THE CONTRACT

ACCUMULATION PROVISIONS

PURCHASE PAYMENTS

         Purchase payments are paid to the Company at its Annuity Service Office. The minimum purchase payment is $30; however, at least $300 must be paid during the first contract year. Purchase payments may be made at any time. The Company may provide by separate agreement for purchase payments to be automatically withdrawn from a contract owner's bank account on a periodic basis. If a purchase payment would cause the contract value to exceed $1,000,000 or the contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company.


         The Company may, at its option, cancel a contract at the end of any three consecutive contract years in which no purchase payments have been made, if both (i) the total purchase payments made over the life of the contract, less any withdrawals, are less than $2,000; and (ii) the contract value at the end of such three year period is less than $2,000. Upon cancellation the Company will pay the contract owner the contract value computed as of the valuation period during which the cancellation occurs less the annual $30 administration fee and less any debt. The amounts paid will be treated as withdrawals for Federal tax purposes and, thus, may be subject to income tax and to a 10% penalty tax (see "FEDERAL TAX MATTERS").

         Purchase payments are allocated among the investment options in accordance with the percentages designated by the contract owner in the application. In addition, contract owners have the option to participate in the Guarantee Plus Program administered by the Company. Under the Guarantee Plus Program the initial purchase payment is split between the fixed and variable investment options. A percentage of the initial purchase payment is allocated to the chosen fixed account, such that, at the end of the guaranteed period the fixed account will have grown to an amount at least equal to the total initial purchase payment. The percentage depends upon the current interest rate of the fixed investment option. The balance of the initial purchase payment is allocated among the variable investment options as indicated on the contract specifications page. Contract owners may elect to participate in the Guarantee Plus Program on the contract application and may obtain full information concerning the program and its restrictions from their securities dealers or the Annuity Service Office. The contract owner may change the allocation of subsequent purchase payments at any time upon written notice to the Company.


ACCUMULATION UNITS

         The Company will establish an investment account for the contract owner for each variable account investment option to which such contract owner allocates purchase payments. Purchase payments are credited to such investment accounts in the form of accumulation units. The following discussion of accumulation units, the value of accumulation units and the net investment factor formula pertains only to the accumulations in the variable account investment options. The parallel discussion regarding accumulations in the fixed account investment options appears elsewhere in this Prospectus (see "FIXED ACCOUNT INVESTMENT OPTIONS").

         The number of accumulation units to be credited to each investment account is determined by dividing the net purchase payment allocated to that investment account by the value of an accumulation unit for that investment account for the valuation period during which the purchase payment is received at the Company's Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.


         Initial purchase payments received by mail will usually be credited in the valuation period during which received at the Annuity Service Office, and in any event not later than two business days after receipt of a properly completed application and all information necessary for processing of the application. The applicant will be informed of any deficiencies in an application if it cannot be processed and the purchase payment credited within two business days after receipt. If the deficiencies are not remedied within five business days after receipt, the purchase payment will be returned promptly to the applicant, unless the applicant specifically consents to the Company's retaining the purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the valuation period during which received where such broker-dealers have made special arrangements with the Company for the collection and forwarding of contract applications.


VALUE OF ACCUMULATION UNITS


         The value of accumulation units will vary from one valuation period to the next depending upon the investment results of the particular sub-accounts to which purchase payments are allocated. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first valuation period under other contracts issued by the Company or an affiliate of the Company. The value of an accumulation unit for any subsequent valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for such sub-account (described below) for the valuation period for which the value is being determined.


NET INVESTMENT FACTOR

         The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

         Where (a) is:

         (1) the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

         (2) the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.


         Where (b) is:

         the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

         Where (c) is:

         a factor representing the charges deducted from the sub-account on a daily basis for administrative expenses and mortality and expense risks. Such factor is equal on an annual basis to 1.40%: (0.15% for administrative expenses and 1.25% for mortality and expense risks).

         The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same.

TRANSFERS AMONG INVESTMENT OPTIONS

         Before the maturity date the contract owner may transfer amounts among the variable account investment options and from such investment options to the fixed account investment options at any time and without charge upon written notice to the Company. Accumulation units will be canceled from the investment account from which amounts are transferred and credited to the investment account to which amounts are transferred. The Company will effect such transfers so that the contract value on the date of the transfer will not be affected by the transfer. The contract owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make to one per month or six at any time within a contract year. The Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. In addition, in accordance with applicable law, the Company reserves the right to modify or terminate the transfer privilege at any time.

MAXIMUM NUMBER OF INVESTMENT OPTIONS

         Due to current administrative capabilities, a contract owner is limited to a maximum of 17 investment options (including all fixed account investment options) during the period prior to the maturity date of the contract (the "Contract Period"). In calculating this limit for each contract owner, investment options to which the contract owner has allocated purchased payments at any time during the Contract Period will be counted toward the 17 maximum even if the contract owner no longer has contract value allocated to these investment options.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING


         The Company administers a Dollar Cost Averaging ("DCA") program which enables a contract owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Contract owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted. The DCA program is generally suitable for contract owners making a substantial deposit to the contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Contract owners interested in the DCA program may elect to participate in the program on the contract application or by separate application. Contract owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.


ASSET REBALANCING PROGRAM

         The Company administers an Asset Rebalancing Program which enables a contract owner to indicate to the Company the percentage levels he or she would like to maintain in particular portfolios. The contract owner's contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the portfolios. (Fixed Account Investment Options are not eligible for participation in the Asset Rebalancing Program). The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, contract owners should monitor their use of other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. Contract owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

         For rebalancing programs begun on or after October 1, 1996 asset rebalancing will only be permitted on the following time schedules:

         (i) quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);

         (ii) semi-annually on June 25th or December 26th (or the next business day if these dates are not business days); or

         (iii) annually on December 26th (or the next business day if December 26th is not a business day).

Rebalancing will continue to take place on the last business day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

WITHDRAWALS


         Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may withdraw all or a portion of the contract value upon written request, complete with all necessary information to the Company's Annuity Service Office. For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated by the Treasury Department. In the case of a total withdrawal, the Company will pay the contract value as of the date of receipt of the request at its Annuity Service Office, less the annual $30 administration fee, any debt and any applicable withdrawal charge, and the contract will be canceled. In the case of a partial withdrawal, the Company will pay the amount requested and cancel that number of accumulation units credited to each investment account necessary to equal the amount withdrawn from each investment account plus any applicable withdrawal charge deducted from such investment account (see "CHARGES AND DEDUCTIONS").


         When making a partial withdrawal, the contract owner should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option less any applicable withdrawal charge. If the contract owner does not specify the investment options from which a partial withdrawal is to be taken, a partial withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken pro rata from the variable account investment options: taking from each such variable account investment option an amount which bears the same relationship to the total amount withdrawn as the value of such variable account investment option bears to the total value of all the contract owner's investments in variable account investment options.


         For the rules governing the order and manner of withdrawals from the fixed account investment options, see "FIXED ACCOUNT INVESTMENT OPTIONS".


         There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.

         The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Company's Annuity

Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in
(2) and (3) exist.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts issued in connection with
Section 403(b) qualified plans only under limited circumstances (see "FEDERAL TAX MATTERS").


SPECIAL WITHDRAWAL SERVICES - SYSTEMATIC WITHDRAWAL PLAN



         The Company administers a Systematic Withdrawal Plan ("SWP") which enables a contract owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Contract owners entering into a SWP agreement instruct the Company to withdraw a level dollar amount from specified investment options on a periodic basis. The total of SWP withdrawals in a contract year is limited to not more than 10% of the purchase payments made to ensure that no withdrawal or market value charge will ever apply to a SWP withdrawal. If an additional withdrawal is made from a contract participating in SWP, the SWP will terminate automatically and may be reinstated only on or after the next contract anniversary pursuant to a new application. SWP is not available to contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. SWP withdrawals will be withdrawn without withdrawal and market value charges. SWP withdrawals may, however, be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS"). Contract owners interested in SWP may elect to participate in this program on the contract application or by separate application. Contract owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.


LOANS


         The Company offers a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. Loans are subject to provisions of the Code and to applicable retirement program rules (collectively, "loan rules"). Tax advisors and retirement plan fiduciaries should be consulted prior to exercising loan privileges.


         Under the terms of the contract, the maximum loan value is equal to 80% of the contract value, although loan rules may serve to reduce such maximum loan value in some cases. The amount available for a loan at any given time is the loan value less any outstanding debt. Debt equals the amount of any loans plus accrued interest. Loans will be made only upon written request from the owner. The Company will make loans within seven days of receiving a properly completed loan application (applications are available from the Annuity Service Office), subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

         When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals (see "WITHDRAWALS"). The contract provides that owners may repay contract debt at any time. Under applicable loan rules, loans generally must be repaid within five years, repayments must be made at least quarterly and repayments must be made in substantially equal amounts. When a loan is repaid, the amount of the repayment will be transferred from the loan account to the investment accounts. The owner may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as the owner's most recent purchase payment. On each contract anniversary, the Company will transfer from the investment accounts to the loan account the amount by which the debt on the contract exceeds the balance in the loan account.

         The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. The Company credits interest with respect to amounts held in the loan account at a rate of 4% per year. Consequently, the net cost of loans under the contract is 2%. If on any date debt under a contract exceeds the contract value, the contract will be in default. In such case the owner will receive a notice indicating the payment needed to bring the contract out of default and will have a thirty-one day grace period within which to pay the default amount. If the required payment is not made within the grace period, the contract may be foreclosed (terminated without value).


         The amount of any debt will be deducted from the minimum death benefit (see "DEATH BENEFIT BEFORE MATURITY DATE"). In addition, debt, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.


DEATH BENEFIT BEFORE MATURITY DATE

         The following discussion applies principally to contracts that are not issued in connection with qualified plans, i.e., a "non-qualified contract." The requirements of the tax law applicable to qualified plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, a prospective purchaser of the contract to be used in connection with a qualified plan should seek competent legal and tax advice regarding the suitability of the contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan. In particular, a prospective purchaser who intends to use the contract in connection with a qualified plan should consider that the contract provides a minimum death benefit (described below) that could be characterized as an incidental death benefit. There are limits on the amount of incidental benefits that may be provided under certain qualified plans and the provision of such benefits may result in currently taxable income to plan participants (see "FEDERAL TAX MATTERS").


         Death of Annuitant who is not the Contract Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the contract owner is not the annuitant and the annuitant dies before the contract owner and before the maturity date. If there is more than one such annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant. The minimum death benefit will be paid either as a lump sum or in accordance with any of the annuity options available under the contract. An election to receive the death benefit under an annuity option must be made within 60 days after the date on which the death benefit first becomes payable (see "ANNUITY OPTIONS"). Rather than receiving the minimum death benefit, the beneficiary may elect to continue the contract as the new contract owner. (In general, a beneficiary who makes such an election will nonetheless be treated for Federal income tax purposes as if he had received the minimum death benefit.)


         Death of Annuitant who is the Contract Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the contract owner is the annuitant, dies before the maturity date and is not survived by a co-annuitant. If the contract is a non-qualified contract, the contract owner is the annuitant and the contract owner dies before the maturity date survived by a co-annuitant, the Company, instead of paying the minimum death benefit to the beneficiary, will pay to the successor owner an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge (see "WITHDRAWALS"). If the contract is a non-qualified contract, distribution of the minimum death benefit to the beneficiary (or of the amount payable to the successor owner) must be made within five years after the owner's death. If the beneficiary or successor owner, as appropriate, is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the beneficiary (or the successor owner) or over a period not in excess of the life expectancy of the beneficiary (or the successor owner). If the owner's spouse is the beneficiary (or the successor owner, as appropriate) that spouse may elect to continue the contract as the new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as the owner, dies.

         Death of Owner who is not the Annuitant. If the owner is not the annuitant and dies before the maturity date and before the annuitant, the successor owner will become the owner of the contract. If the contract is a non-qualified contract, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid to the successor owner (see "WITHDRAWALS"). Distribution of that amount to the successor owner must be made within five years of the owner's death. If the successor owner is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the successor owner (or over a period not greater than the successor owner's life expectancy). If the owner's spouse is the successor owner, that spouse may elect to continue the contract as the new contract owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as the owner, dies. If there is more than one owner, distribution will occur upon the death of any owner. If both owners are individuals, distribution will be made to the remaining owner rather than to the successor owner.

         Entity as Owner. In the case of a non-qualified contract which is not owned by an individual (for example, a non-qualified contract owned by a corporation or a trust), the special rules stated in this paragraph apply. For purposes of distributions of death benefits before the maturity date, any annuitant will be treated as the owner of the contract, and a change in the annuitant or any co-annuitant shall be treated as the death of the owner. In the case of distributions which result from a change in an annuitant when the annuitant does not actually die, the amount distributed will be reduced by charges which would otherwise apply upon withdrawal (see "WITHDRAWALS").


         If the contract is a non-qualified contract and there is both an individual and a non-individual contract owner, death benefits must be paid as provided in the contract upon the death of any annuitant, a change in any annuitant, or the death of any individual contract owner, whichever occurs earlier.

         If the annuitant dies on or prior to the first month following his or her 85th birthday, the minimum death benefit is as follows: during the first contract year, the minimum death benefit is the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. Except as provided below, during any subsequent contract year, the minimum death benefit will be the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous contract year plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of:
(a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with partial withdrawals.


         Death benefits will be paid within seven days of receipt of due proof of death and all required claim forms at the Company's Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").


ANNUITY PROVISIONS

GENERAL


         The proceeds of the contract payable on death, withdrawal or the contract maturity date may be applied to the annuity options described below, subject to the distribution of death benefits provisions (see "DEATH BENEFIT BEFORE MATURITY DATE").

         Generally, annuity benefits under the contract will begin on the maturity date. The maturity date is the date specified on the contract specifications page, unless changed. If no date is specified, the maturity date is the maximum maturity date described below. The maximum maturity date is the first day of the month following the 90th birthday of the annuitant. The contract owner may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date must be the first day of a month no later than the first day of the month following the 90th birthday of the annuitant (see "FEDERAL TAX MATTERS -

-Taxation of Annuities in General-- Delayed Maturity Dates"). Distributions from qualified contracts may be required before the maturity date (see "FEDERAL TAX MATTERS--Qualified Retirement Plans").


         The contract owner may select the frequency of annuity payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, the Company may pay the contract value, less any debt, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

         Annuity benefits are available under the contract on a fixed or variable basis, or any combination of fixed and variable bases. Upon purchase of the contract, and on or before the maturity date, the contract owner may select one or more of the annuity options described below on a fixed and/or variable basis (except Option 5 which is available on a fixed basis only) or choose an alternate form of settlement acceptable to the Company. If an annuity option is not selected, we will provide either variable or fixed, or a combination variable and fixed, annuity payments in proportion to the Investment Account Value of each Investment Option at the Maturity Date. Annuity payments will continue for 10 years or the life of the Annuitant, if longer. Treasury Department regulations may preclude the availability of certain annuity options in connection with certain qualified contracts.

         The following annuity options are guaranteed in the contract.

         Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

         Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

         Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Since there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

         In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

         Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

         Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Since there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         Option 5: Period Certain Only Annuity for 5, 10, 15 or 20 years - An annuity with payments for a 5, 10, 15 or 20 year period and no payments thereafter.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

         The first variable annuity payment is determined by applying that portion of the contract value used to purchase a variable annuity, measured as of a date not more than ten business days prior to the maturity date (minus any applicable premium taxes), to the annuity tables contained in the contract. The rates contained in such tables depend upon the annuitant's age, sex and annuity option selected, except for contracts issued in connection with certain employer sponsored plans where sex-based tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. The tables are based on the 1983-a Individual Annuitant Mortality Table projected at Scale G, and reflect an assumed interest rate of 4% per year.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

         Variable annuity payments subsequent to the first will be based on the investment performance of the sub-accounts selected. The amount of such subsequent payments is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of such sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the payment to be made. The number of annuity units remains constant during the annuity payment period. A pro-rata portion of the administration fee will be deducted from each annuity payment.


         The value of an annuity unit for each sub-account for any valuation period is determined by multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.


         A 4% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment. A higher assumption would mean a larger first annuity payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling subsequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net investment performance is 4% annually, annuity payments will be level.

TRANSFERS AFTER MATURITY DATE

         Once variable annuity payments have begun, the contract owner may transfer all or part of the investment upon which such payments are based from one sub-account to another. Transfers will be made upon notice to the Company at least 30 days before the due date of the first annuity payment to which the change will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. The Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. In addition, in accordance with applicable law, the Company reserves the right to modify or terminate the transfer privilege at any time. Once annuity payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option.

DEATH BENEFIT ON OR AFTER MATURITY DATE

         If annuity payments have been selected based on an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies on or after the Maturity Date, we will make the remaining guaranteed payments to the Beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

TEN DAY RIGHT TO REVIEW


         The contract owner may cancel the contract by returning it to the Company's Annuity Service Office or agent at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will pay to the contract owner an amount equal to the contract value computed at the end of the valuation period on the date of surrender. When the contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, the Company will return all purchase payments if this is greater than the amount otherwise payable.


         No withdrawal charge is imposed upon return of the contract within the ten day right to review period.

OWNERSHIP

         The contract owner is the person entitled to exercise all rights under the contract. Prior to the maturity date, the contract owner is the person designated in the application or as subsequently named. On and after the maturity date, the annuitant is the contract owner and after the death of the annuitant, the beneficiary is the contract owner.


         In the case of non-qualified contracts, ownership of the contract may be changed or the contract collaterally assigned at any time during the lifetime of the annuitant prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a contract, or changing the ownership of a contract, may be treated as a distribution of the contract value for Federal tax purposes (see "FEDERAL TAX MATTERS"). Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

         In the case of qualified contracts, ownership of the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.


BENEFICIARY

         The beneficiary is the person, persons, or entity designated in the application or as subsequently named. The beneficiary may be changed during the lifetime of the annuitant subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the contract owner or the contract owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

MODIFICATION

         The contract may not be modified by the Company without the consent of the contract owner, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency or to improve the rights and/or benefits under the contract.

COMPANY APPROVAL

         The Company reserves the right to accept or reject any contract application at its sole discretion.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

         The Company may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If the Company has made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED ACCOUNT INVESTMENT OPTIONS


         Due to certain exemptive and exclusionary provisions, interests in the fixed account investment options are not registered under the Securities Act of 1933 (the "1933 Act") and the Company's general account is not registered as an investment company under the 1940 Act. Accordingly, neither interests in the fixed account investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosures in this Prospectus relating thereto. Disclosures relating to interests in the fixed account investment options and the general account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement.


         Investment Options. There are three fixed account investment options under the contract: one, three and six year investment accounts. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the one, three or six year guarantee period. The guaranteed interest rates on new amounts allocated or transferred to a fixed investment account are determined from time-to-time by the Company in accordance with market conditions. In no event will the guaranteed rate of interest be less than 4%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period and may not be changed by the Company.

         Investment Accounts. Contract owners may allocate purchase payments, or make transfers from the variable investment options, to the fixed account investment options at any time prior to the maturity date. The Company establishes a separate investment account each time the contract owner allocates or transfers amounts to a fixed account investment option, except that amounts allocated or transferred to the same fixed account investment option on the same day will establish a single investment account. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

         Renewals. At the end of a guarantee period, the contract owner may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. The contract owner may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

         If the contract owner does not specify the renewal option desired, the Company will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, the Company will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case the Company will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

         Market Value Charge. Any amount withdrawn, transferred or borrowed from a three or six year investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below.

         The adjustment factor is determined by the following formula:
0.75x(B-A)xC/12  where:

          A-   The guaranteed interest rate on the investment account.
          B-   The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

         C- The number of complete months remaining to the end of the guarantee period.


         For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2x(A-4%) and never less than zero.


         The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

         There will be no market value charge on withdrawals from the fixed account investment options in the following situations: (a) death of the annuitant; (b) amounts withdrawn to pay fees or charges; (c) amounts withdrawn from three and six year investment accounts within one month prior to the end of the guarantee period; and (d) amounts withdrawn in any year that do not exceed 10% of total purchase payments less any prior partial withdrawals in that year.

         Notwithstanding application of the foregoing formula, in no event will the market value charge (i) exceed the earnings attributable to the amount withdrawn from an investment account, (ii) together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or (iii) reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract. The cumulative effect of the market value and withdrawal charges (or the effect of the withdrawal charge itself) could, however, result in a contract owner receiving total withdrawal proceeds of less than the contract owner's investment in the contract.

         Transfers. Prior to the maturity date, the contract owner may transfer amounts among the fixed account investment options and from the fixed account investment options to the variable account investment options, subject to the following conditions. An amount in a fixed investment account may not be transferred until held in such account for at least one year, except transfers may be made pursuant to the Dollar Cost Averaging program. Consequently, except as noted above, amounts in one year investment accounts effectively may not be transferred prior to the end of the guarantee period. Amounts in three and six year investment accounts may be transferred, after the one year holding period has been satisfied, but the market value charge described above may apply to such a transfer. The market value charge, if applicable, will be deducted from the amount transferred.

         The contract owner must specify the fixed account investment option from or to which a transfer is to be made. Where there are multiple investment accounts within a fixed account investment option, the contract owner may designate the particular investment accounts from which a transfer is to be taken. Absent such a designation, amounts will be withdrawn from the fixed account investment options on a first-in-first-out basis.


         Withdrawals. Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may make total and partial withdrawals of amounts held in fixed account investment options. Withdrawals from fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS", plus the following provisions also apply to withdrawals from fixed account investment options: (1) the Company reserves the right to defer payment of amounts withdrawn from fixed account investment options for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 10 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 4% per year); (2) if there are multiple investment accounts under a fixed account investment option, amounts must be withdrawn from such accounts on a first-in-first-out basis; and (3) the market value charge described above may apply to withdrawals from the three and six year investment options. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.


         Where a contract owner requests a partial withdrawal from a contract in excess of the amounts in the variable account investment options and does not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from the one, three and six year investment options in that order. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.


         Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts issued in connection with
Section 403(b) qualified plans only under limited circumstances (see "FEDERAL TAX MATTERS").

         Loans. The Company offers a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. Owners of such contracts may borrow amounts allocated to fixed investment accounts in the same manner and subject to the same limitations as set forth under "LOANS". The market value charge described above may apply to amounts transferred from three and six year investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

         Fixed Annuity Options. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT BEFORE THE MATURITY DATE"), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS"). The amount of each fixed annuity payment is determined by applying the portion of the proceeds applied to purchase the fixed annuity (less any applicable premium taxes), to the appropriate table in the contract. If the table in use by the Company is more favorable to the contract owner, the Company will substitute that table. The Company guarantees the dollar amount of fixed annuity payments.


                             CHARGES AND DEDUCTIONS

         Charges and deductions under the contracts are assessed against contract values or annuity payments. Currently, there are no deductions made from purchase payments. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

WITHDRAWAL CHARGES

         If a withdrawal is made from the contract before the maturity date, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract less than six complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other amounts available without withdrawal charges described below or purchase payments that have been in the contract more than six complete contract years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed is discussed below:


         1. Each withdrawal from the contract is allocated first to the "amounts available without withdrawal charges" and second to "unliquidated purchase payments". In any contract year, the amounts available without withdrawal charges for that year is the greater of (1) the excess of the contract value on the date of withdrawal over the unliquidated purchase payments (the accumulated earnings on the contract) or (2) 10% of total purchase payments less any prior partial withdrawals in that year. Withdrawals allocated to the amounts available without withdrawal charges may be withdrawn without the imposition of a withdrawal charge.

         2. If a withdrawal is made for an amount in excess of the amounts available without withdrawal charges, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the amounts available without withdrawal charges in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.


         3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

    NUMBER OF COMPLETE YEARS                WITHDRAWAL
      PURCHASE PAYMENT IN                     CHARGE
            CONTRACT                        PERCENTAGE
            --------                        ----------
               0                                6%
               1                                6%
               2                                5%
               3                                4%
               4                                3%
               5                                2%
               6+                               0%


         The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

         4. The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

         5. There is no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the contract.

         The amount collected from the withdrawal charge will be used to reimburse the Company for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.


         For examples of calculation of the withdrawal charge, see Appendix A. Withdrawals from the fixed account investment options may be subject to a market value charge in addition to the withdrawal charge described above (see "FIXED ACCOUNT INVESTMENT OPTIONS").

         Withdrawal Charge Waiver in Connection with Clinton's Administration's Fiscal Year 1999 Budget Proposal

         The Clinton administration's Fiscal Year 1999 Budget proposal dated February 2, 1998 (the "1999 Budget Proposal") contains proposals to change the taxation of non-qualified annuity contracts (see "FEDERAL TAX MATTERS - Introduction"). While it is uncertain whether the 1999 Budget Proposal will become law, if the 1999 Budget Proposal is enacted substantially as proposed, withdrawal charges will be waived on purchase payments made on or after February 2, 1998, provided such amounts are withdrawn within 60 days of the date that the 1999 Budget Proposal becomes law. The Company reserves the right to terminate this withdrawal charge waiver at any time. If the waiver is terminated, purchase payments made from February 2, 1998 to the termination date of the waiver will not be subject to withdrawal charge as provided above. This waiver does not affect a contract owner's right to cancel a contract within the ten day right to review period (see "OTHER CONTRACT PROVISIONS - Ten Day Right to Review"). Withdrawals may be subject to income tax to the extent of earnings under the contract and, if made prior to age 59 1/2, generally will be subject to a 10% IRS penalty tax (see "FEDERAL TAX MATTERS - Taxation of Partial and Full Withdrawals").


ADMINISTRATION FEES

         Each year the Company will deduct an annual administration fee of $30 as partial compensation for the cost of providing all administrative services attributable to the contracts and the operations of the Variable Account and the Company in connection with the contracts. Prior to the maturity date, this administration fee is deducted on the last day of each contract year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the contract value. If the entire contract is withdrawn on other than the last day of any contract year, the $30 administration fee will be deducted from the amount paid. During the annuity period, the fee is deducted on a pro-rata basis from each annuity payment.

         A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is also deducted from each sub-account to reimburse the Company for administrative expenses. This asset based administrative charge will not be deducted from the fixed account investment options. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Because this portion of the administrative fee is a percentage of assets rather than a flat amount, larger contracts will in effect pay a higher proportion of this portion of the administrative expense than smaller contracts.

         The Company does not expect to recover from such fees any amount in excess of its accumulated administrative expenses. Even though administrative expenses may increase, the Company guarantees that it will not increase the amount of the administration fees. There is no necessary relationship between the amount of the administrative charge imposed on a given contract and the amount of the expense that may be attributed to that contract.

MORTALITY AND EXPENSE RISK CHARGE


         The mortality risk assumed by the Company is the risk that annuitants may live for a longer period of time than estimated. The Company assumes this mortality risk by virtue of annuity rates incorporated into the contract which cannot be changed. This assures each annuitant that his longevity will not have an adverse effect on the amount of annuity payments. Also, the Company guarantees that if the annuitant dies before the maturity date, it will pay a minimum death benefit (see "DEATH BENEFIT BEFORE MATURITY DATE"). The expense risk assumed by the Company is the risk that the administration charges or withdrawal charge may be insufficient to cover actual expenses.


         To compensate it for assuming these risks, the Company deducts from each of the sub-accounts a daily charge in an amount equal to 1.25% of the value of the variable investment accounts on an annual basis, consisting of .8% for the mortality risk and .45% for the expense risk. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. The rate of the mortality and expense risk charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks undertaken, the Company will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to the Company and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. The mortality and expense risk charge is not assessed against the fixed account investment options.

TAXES


         The Company reserves the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which the Company determines to have resulted from the (i) establishment or maintenance of the Variable Account, (ii) receipt by the Company of purchase payments, (iii) issuance of the contracts, or (iv) commencement or continuance of annuity payments under the contracts. The State of New York does not currently assess a premium tax. In the event New York does impose a premium tax, the Company reserves the right to pass-through such tax to contract owners. For a discussion on premium taxes which may be applicable to non-New York residents, see "STATE PREMIUM TAXES" in the Statement of Additional Information. The Company will withhold taxes to the extent required by applicable law.


                               FEDERAL TAX MATTERS

INTRODUCTION


         The following discussion of the Federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

         The 1999 Budget Proposal contains proposals to change the taxation of non-qualified annuity contracts. The 1999 Budget Proposal proposes to tax exchanges of variable contracts for fixed contracts, exchanges of fixed contracts for variable contracts, exchanges of variable contracts for variable contracts and reallocation within variable contracts. Currently, owners of annuity contracts may exchange their contracts for another annuity without currently incurring tax, and reallocations among investment options are not treated as a taxable exchange. In addition, the 1999 Budget Proposal proposes that the contract owner's basis in annuity contracts be reduced annually by 1.25% of the cash value for purposes of determining the taxable gain on surrenders, withdrawals, and all annuity payments except those made for life at the rates guaranteed in the contract. Currently, basis in annuity contracts is not reduced by this amount. The 1999 Budget Proposal states that it generally would apply only to contracts issued after the date of first congressional committee action, but that the new exchange and reallocation rules would also apply to any existing contract that was materially changed. While it is uncertain whether the 1999 Budget Proposal will become law, if the 1999 Budget Proposal is enacted substantially as proposed, withdrawal charges will be waived (see "CHARGES AND DEDUCTIONS - Reduction or Elimination of Withdrawal Charge").

         This discussion does not address state or local tax consequences associated with the purchase of a contract. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


THE COMPANY'S TAX STATUS


         The Company is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a contract. The Company does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Variable Account, and therefore the Company does not intend to make provision for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL DURING ACCUMULATION PERIOD


         Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the contract owner or annuitant until received, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. However, certain requirements must be satisfied in order for this general rule to apply, including: (1) the contract must be owned by an individual (or treated as owned by an individual), (2) the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department regulations, (3) the Company, rather than the owner, must be considered the owner of the assets of the Variable Account for Federal tax purposes, and (4) the contract must provide for appropriate amoritization, through annuity payments, of the contract's purchase payments and earnings, e.g., the maturity date must not occur at too advanced an age.

         Non-Natural Owners. As a general rule, deferred annuity contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for Federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.


         In addition, exceptions to the general rule for non-natural contract owners will apply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain qualified contracts, (3) certain contracts purchased by employers upon the termination of certain qualified plans, (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

         Loss of Interest Deduction where Contracts are held by or for the Benefit of Certain Non-Natural Persons. In the case of contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust) or held for the benefit of such an entity, recent changes in the tax law may result in otherwise deductible interest no longer being deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the contract. However, this interest deduction disallowance does not affect contracts where the income on such contracts is treated as ordinary income that is received or accrued by the owner during the taxable year. Entities that are considering purchasing the contract, or entities that will be beneficiaries under a contract, should consult a tax advisor.

         Diversification Requirements. For a contract to be treated as an annuity for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department Regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for Federal income tax purposes and the contract owner would generally be taxable currently on the excess of the contract value over the premiums paid for the contract.

         Although the Company does not control the investments of the Trust, it expects that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."

         Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

         The ownership rights under this contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of many more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Variable Account.

         Delayed Maturity Dates. If the contract's maturity date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the contract could be currently includible in the owner's income.

         The remainder of this discussion assumes that the contract will be treated as an annuity contract for Federal income tax purposes and that the Company will be treated as the owner of the Variable Account assets.


TAXATION OF PARTIAL AND FULL WITHDRAWALS

         In the case of a partial withdrawal, amounts received are includible in income to the extent the contract value before the withdrawal exceeds the "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain employer contributions to qualified plans) less any amounts previously received from the contract which were not included in income.

         Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. (Loans, assignments and pledges are permitted only in limited circumstances under qualified contracts.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the "contract value" and the "investment in the contract" at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

         The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. As described elsewhere in this Prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that those charges (or some portion thereof) could be treated for Federal income tax purposes as a partial withdrawal from the contract.


         There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

TAXATION OF ANNUITY PAYMENTS


         Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed annuity option, adjusted for any period certain or refund feature, to the total expected value of annuity payments for the term of the contract (determined under Treasury Department regulations). A simplified method of determining the taxable portion of annuity payments applies to contracts issued in connection with certain qualified plans other than IRAs.


         Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his or her last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS


         Amounts may be distributed from a contract because of the death of an owner or the annuitant. Prior to the maturity date, such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. After the maturity date, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

         There is a 10% penalty tax on the taxable amount of any payment from a non-qualified contract unless the payment is: (a) received on or after the contract owner reaches age 59 1/2; (b) attributable to the contract owner's becoming disabled (as defined in the tax law); (c) made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the annuitant or for the joint lives (or joint life expectancies) of the annuitant and designated beneficiary (as defined in the tax law); (e) made under an annuity contract purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or (f) made with respect to certain annuities issued in connection with structured settlement agreements. (A similar penalty tax, applicable to distributions from certain qualified contracts, is discussed below.)

AGGREGATION OF CONTRACTS


         In certain circumstances, the amount of an annuity payment or a withdrawal from a contract that is includible in income may be determined by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.



QUALIFIED RETIREMENT PLANS

         The contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the contract with the various types of qualified plans.


         The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that the owner may claim for such contribution, are limited under qualified plans. If this contract is used in connection with a qualified plan, the owner and annuitant must be the same individual. If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.


         In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, failure to comply with minimum distribution requirements applicable to qualified plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. In the case of IRAs, distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other qualified plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.


         There is also a 10% penalty tax on the taxable amount of any payment from certain qualified contracts. (The amount of the penalty tax is 25% of the taxable amount of any payment received from a "SIMPLE retirement account" during the 2 year period beginning on the date the individual first participated in any qualified salary reduction arrangement (as defined in the tax law) maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of qualified plan. In the case of an "Individual Retirement Annuity" or an "IRA", including a "SIMPLE IRA," exceptions provide that the penalty tax does not apply to a payment (a) received on or after the contract owner reaches age 59 1/2, (b) received on or after the owner's death or because of the owner's disability (as defined in the tax law), or (c) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law). These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other qualified plans (although, in the case of plans qualified under Sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs taken after December 31, 1997 which are used for qualified first time home purchasers or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. Owners wishing to take a distribution form an IRA for these purposes should consult their tax advisor.


         When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the plan. However, contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, the Company shall not be bound by terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless the Company consents.

QUALIFIED PLAN TYPES

         Following are brief descriptions of various types of qualified plans in connection with which the Company may issue a contract.


         Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "IRA." IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. The contract may not, however, be used in connection with an "Education IRA" under Section 530 of the Code.


         IRAs generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid and the contract value. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the contract's death benefit could be viewed as providing life insurance coverage with the result that the contract would not be viewed as satisfying the requirements of an IRA.

         Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the treatment of the contract's death benefit for purposes of the tax rules governing IRAs (which would include SEP-IRAs). Employers intending to use the contract in connection with such plans should seek competent advice.


         SIMPLE IRAs. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the contract's death benefit for purposes of the tax rules governing IRAs (which would include SIMPLE
IRAs). Employers intending to use the contract in connection with such plans should seek competent advice.


         Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.

         Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.

         Tax-sheltered annuity contracts must contain restrictions on withdrawals of (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of the year beginning before January 1, 1989. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

         Roth IRAs. Recently enacted Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income. Additionally, the eligibility and mandatory distribution requirements for Roth IRAs differ from non-Roth IRAs. Furthermore, a rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover contribution to a Roth IRA from another Roth IRA or from a non-Roth IRA, but only if such rollover contribution meets the rollover requirements for IRAs under section 408(d)(3) of the Code. In the case of a qualified rollover contribution or a transfer from a non-Roth IRA to a Roth IRA, any portion of the amount rolled over which would be includible in gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in gross income. However, the 10 percent penalty tax on premature distributions generally will not apply.

         All or part of amounts in a non-Roth IRA may be converted into a Roth IRA. Such a conversion can be made without taking an actual distribution from the IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible to make a qualified rollover distribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of the IRA value in gross income, as described above. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

         Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after the Owner attains age 59 1/2, (b) made after the Owner's death, (c) attributable to the Owner being disabled, or (d) a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code. Second, the payment or distribution must be made in a taxable year that is at least five years after
(a) the first taxable year for which a contribution was made to any Roth IRA established for the Owner, or (b) in the case of a payment or distribution properly allocable to a qualified rollover contribution from a non-Roth IRA (or income allocable thereto), the taxable year in which the rollover contribution was made. A distribution from a Roth IRA which is not a qualified distribution is generally taxed in the same manner as a distribution from non-Roth IRAs. Distributions from a Roth IRA need not commence at age 70 1/2.

         As described above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which include Roth IRAs). Persons intending to use the Contract in connection with a Roth IRA should seek competent advice.


DIRECT ROLLOVERS


         If the contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such qualified plans, excluding certain amounts such as (i) minimum distributions required under Section 401(a)(9) of the Code, and (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

         Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the distributee elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


FEDERAL INCOME TAX WITHHOLDING


         The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the distributee notifies the Company at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, the Company may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and rollovers from non-Roth IRAs to Roth
IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                                 GENERAL MATTERS

PERFORMANCE DATA


         Each of the sub-accounts may in its advertising and sales materials quote total return figures. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Non-standardized total return figures may be quoted assuming both (i) redemption at the end of the time period and
(ii) not assuming redemption at the end of the time period. Standardized figures include total return figures from: (i) the inception date of the sub-account of the Variable Account which invests in the portfolio or (ii) ten years, whichever period is shorter. Non-standardized figures include total return numbers from:
(i) inception date of the portfolio or (ii) ten year, whichever period is shorter. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and, where less than ten years, the inception date of the sub-account, in the case of standardized returns, and the inception date of the portfolio, in the case of non-standardized returns. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. For total return figures quoted for periods prior to the commencement of the offering of this contract, October 31, 1992, standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts offered by the Company, adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc. into the Trust, the inception date of the applicable predecessor Manulife Series Fund portfolio), adjusted to reflect current contract charges. Past performance figures quoted are not intended to indicate future performance of any sub-account. More detailed information on the computations is set forth in the Statement of Additional Information.


FINANCIAL STATEMENTS

         Financial Statements for the Variable Account and for the Company are contained in the Statement of Additional Information.

ASSET ALLOCATION AND TIMING SERVICES

         The Company is aware that certain third parties may offer asset allocation and timing services in connection with the contracts. In certain cases the Company may agreed to honor transfer instructions from such asset allocation and timing services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. THE COMPANY DOES NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND CONTRACT OWNERS SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

DISTRIBUTION OF CONTRACTS


         MSS, located at 73 Tremont Street, Boston, Massachusetts 02108, a Delaware limited liability company controlled by the parent of the Company, is the principal underwriter of the contracts in addition to providing advisory services to the Trust. MSS is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD").

         Sales of the contracts will be made by registered representatives of broker-dealers authorized by MSS and the company to sell the contracts. Such registered representatives will also be licensed insurance agents of the Company. MSS will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 1% of purchase payments plus 0.80% of the contract value per year commencing one year after each initial purchase payment. MSS may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, MSS will be compensated for providing marketing support for the distribution of the contracts.

CONTRACT OWNER INQUIRIES


         All contract owner inquiries should be directed to the Company's Annuity Service Office at Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580-9966.

CONFIRMATION STATEMENTS

         Owners will be sent confirmation statements for certain transactions in their account. Owners should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the Company's Annuity Service Office. If the owner fails to notify the Company's Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, the owner will be deemed to have ratified the transaction.


LEGAL PROCEEDINGS


         There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor MSS are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.


OTHER INFORMATION


         A registration statement has been filed with the SEC under the 1933 Act and the 1940 Act with respect to the variable portion of the contracts discussed in this Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus or the Statement of Additional Information concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.


                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

General Information and History............................................   3
Performance Data...........................................................   3
State Premium Taxes........................................................   6
Services ..................................................................   7
         Independent Auditors..............................................   7
         Servicing Agent...................................................   7
         Principal Underwriter.............................................   7
         Cancellation of Contract..........................................   7
Appendix A: State Premium Taxes............................................   8
Financial Statements.......................................................   9

                                   APPENDIX A

EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE

Example 1 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.


            HYPOTHETICAL   AMOUNT                PURCHASE
CONTRACT    CONTRACT       AVAILABLE WITHOUT     PAYMENTS        WITHDRAWAL CHARGE
YEAR        VALUE          WITHDRAWAL CHARGES    LIQUIDATED      PERCENT        AMOUNT
----        -----          ------------------    ----------      -------        ------

1           55,000         5,000(a)              50,000          6%             3,000
3           50,500         5,000(b)              45,500          5%             2,275
5           60,000         10,000(c)             50,000          3%             1,500
7           70,000         20,000(d)             50,000          0%             0


(a) During any contract year the amount that may be withdrawn without withdrawal charges is the greater of accumulated earnings, or 10% of the total purchase payments made under the contract less any prior partial withdrawals in that contract year. In the first contract year the earnings under the contract and 10% of purchase payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn without withdrawal charges, the entire $50,000 purchase payment is liquidated and the withdrawal charge is assessed against such liquidated purchase payment (contract value less withdrawal amount without charges).

(b) In the example for the third contract year, the accumulated earnings of $500 is less than 10% of purchase payments, therefore the amount that may be withdrawn without withdrawal charges is equal to 10% of purchase payments ($50,000 X 10% = $5,000) and the withdrawal charge is only applied to purchase payments liquidated (contract value less withdrawal amount without charges).

(c) In the example for the fifth contract year, the accumulated earnings of $10,000 is greater than 10% of purchase payments ($5,000), therefore the amount that may be withdrawn without withdrawal charges is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the purchase payments liquidated (contract value less withdrawal amount without charges).

(d) There is no withdrawal charge on any purchase payments liquidated that have been in the contract for at least 6 years.

         Example 2 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third contract year of $2,000, $5,000, $7,000, and $8,000.


HYPOTHETICAL   PARTIAL WITHDRAW   WITHDRAWAL         PURCHASE
CONTRACT       REQUESTED          AMOUNT             PAYMENTS     WITHDRAWAL CHARGE
VALUE                             WITHOUT CHARGES    LIQUIDATED   PERCENT      AMOUNT

65,000         2,000              15,000(a)          0            5%           0
49,000         5,000              3,000(b)           2,000        5%           100
52,000         7,000              4,000(c)           3,000        5%           150
44,000         8,000              0(d)               8,000        5%           400



(a) The amount that can be withdrawn without withdrawal charges during any contract year is the greater of the contract value less the unliquidated purchase payments (accumulated earnings), or 10% of purchase payments less 100% of all prior withdrawals in that contract year. For the first example, accumulated earnings of $15,000 is the amount that can be withdrawn without withdrawal charges since it is greater than 10% of purchase payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the amount that can be withdrawn without withdrawal charges so no purchase payments are liquidated and no withdrawal charge applies.

(b) The contract has negative accumulated earnings ($49,000-$50,000), so the amount that can be withdrawn without withdrawal charges is limited to 10% of purchase payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current contract year, the remaining amount that can be withdrawn without withdrawal charges during the third contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 amount that can be withdrawn without withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in purchase payments being liquidated. The remaining unliquidated purchase payments are $48,000.

(c) The contract has increased in value to $52,000. The unliquidated purchase payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of purchase payments less prior withdrawals ($5,000-$2,000-$5,000<0). Hence the amount that can be withdrawn without withdrawal charges is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in purchase payments being liquidated. The remaining unliquidated purchase payments are $45,000.

(d) The amount that can be withdrawn without withdrawal charges is zero since the contract has negative accumulated earnings ($44,000-$45,000) and the full 10% of purchase payments ($5,000) has already been utilized. The full amount of $8,000 will result in purchase payments being liquidated subject to a withdrawal charge. At the beginning of the next contract year the full 10% of purchase payments would be available again for withdrawal requests during that year.

                                     PART B



                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION
                 THE MANUFACTURERS LIFE INSURANCE COMPANY OF
                         NEW YORK SEPARATE ACCOUNT A



--------------------------------------------------------------------------------


                                       of




              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK




                  FLEXIBLE PURCHASE PAYMENT INDIVIDUAL DEFERRED
                 COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                                NON-PARTICIPATING









This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company of New York, at the Annuity Service Office, Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580-9966 or by telephoning (914) 921-1020.

      The date of this Statement of Additional Information is May 1, 1998.









--------------------------------------------------------------------------------

V9SAI598

                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                         Page

General Information and History............................................3

Performance Data...........................................................3

State Premium Taxes........................................................6

Services...................................................................7

         Independent Auditors..............................................7
         Servicing Agent...................................................7
         Principal Underwriter.............................................7
         Cancellation of Contract..........................................7

Appendix A - State Premium Taxes...........................................8

Financial Statements.......................................................9

                         GENERAL INFORMATION AND HISTORY


         The Manufacturers Life Insurance Company of New York Separate Account A ("Variable Account") is a separate investment account of The Manufacturers Life Insurance Company of New York, formerly First North American Life Assurance Company (the "Company"), a stock life insurance company organized under the laws of New York in 1992. The Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America, formerly North American Security Life Insurance Company ("Manulife North America"), a stock life insurance company established in 1979 in Delaware. The ultimate parent of Manulife North America is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, Manulife North America was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996, NAL and Manulife merged with the combined company retaining the name Manulife.


                                PERFORMANCE DATA


         Each of the sub-accounts may in its advertising and sales materials quote total return figures. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Non-standardized total return figures may be quoted assuming both (i) redemption at the end of the time period and
(ii) not assuming redemption at the end of the time period. Standardized figures include total return figures from: (i) the inception date of the sub-account of the Variable Account which invests in the portfolio or (ii) inception date of the portfolio or (ii) ten years, whichever period is shorter. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and, where less than ten years, the inception date of the sub-account, in the case of standardized returns, and the inception date of the portfolio, in the case of non-standardized returns. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated.

         In calculating standardized return figures, all recurring charges (all asset charges (mortality and expense risk fees and administrative fees)) are reflected and the asset charges are reflected in changes in unit values. Standardized total return figures will be quoted assuming redemption at the end of the period. Non-standardized total return figures reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns. Non-standardized total return figures not reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns except that the calculations assume no redemption at the end of the period and do not reflect deduction of the annual contract fee. The Company believes such non-standardized figures not reflecting redemptions at the end of the time period are useful to contract owners who wish to assess the performance of an ongoing contract of the size that is meaningful to the individual contract owner.

         For total return figures quoted for periods prior to the commencement of the offering of this contract, October 31, 1992, standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts offered by the Company; adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc. into the Trust, the inception date of the applicable predecessor. Manulife Series Fund portfolio), adjusted to reflect current contract charges.

                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
                       CALCULATED AS OF DECEMBER 31, 1997



==========================================================================================
TRUST PORTFOLIO                        1 YEAR      5 YEAR     SINCE INCEPTION    INCEPTION
                                                                OR 10 YEARS,          DATE*
                                                                  WHICHEVER
                                                                   SHORTER
------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets             N/A         N/A           -37.94%          1/1/97
------------------------------------------------------------------------------------------
Science & Technology                     N/A         N/A             3.17%          1/1/97
------------------------------------------------------------------------------------------
International Small Cap                -6.04%        N/A             0.72%          3/4/96
------------------------------------------------------------------------------------------
Emerging Growth                          N/A         N/A            10.53%          1/1/97
------------------------------------------------------------------------------------------
Pilgrim Baxter Growth                    N/A         N/A            -6.76%          1/1/97
------------------------------------------------------------------------------------------
Small/Mid Cap                           7.59%        N/A             7.45%          3/4/96
------------------------------------------------------------------------------------------
International Stock                      N/A         N/A            -4.31%          1/1/97
------------------------------------------------------------------------------------------
Worldwide Growth                         N/A         N/A             5.66%          1/1/97
------------------------------------------------------------------------------------------
Global Equity                          13.06%      12.63%           13.08%        10/31/92
------------------------------------------------------------------------------------------
Small Company Value                      N/A         N/A            -9.98%         10/1/97
------------------------------------------------------------------------------------------
Equity                                 11.53%      16.78%           18.18%+       10/31/92
------------------------------------------------------------------------------------------
Growth                                 17.55%        N/A            19.40%         7/15/96
------------------------------------------------------------------------------------------
Quantitative Equity                      N/A         N/A            22.79%          1/1/97
------------------------------------------------------------------------------------------
Blue Chip Growth                       19.11%      11.09%           10.91%        12/11/92
------------------------------------------------------------------------------------------
Real Estate Securities                   N/A         N/A            13.53%          1/1/97
------------------------------------------------------------------------------------------
Value                                    N/A         N/A            14.39%          1/1/97
------------------------------------------------------------------------------------------
International Growth and Income        -6.84%        N/A             3.33%          1/9/95
------------------------------------------------------------------------------------------
Growth and Income                      24.92%      16.88%           17.37%        10/31/92
------------------------------------------------------------------------------------------
Equity-Income                          21.84%        N/A            15.47%         2/19/93
------------------------------------------------------------------------------------------
Balanced                                 N/A         N/A            10.82%          1/1/97
------------------------------------------------------------------------------------------
Aggressive Asset Allocation            11.38%      10.58%           10.99%        10/31/92
------------------------------------------------------------------------------------------
High Yield                               N/A         N/A             5.06%          1/1/97
------------------------------------------------------------------------------------------
Moderate Asset Allocation               8.20%       8.71%            9.04%        10/31/92
------------------------------------------------------------------------------------------
Conservative Asset Allocation           3.84%       6.52%            6.76%        10/31/92
------------------------------------------------------------------------------------------
Strategic Bond                          3.41%        N/A             7.41%         2/19/93
------------------------------------------------------------------------------------------
Global Government Bond                 -4.03%       7.93%            7.63%        10/31/92
------------------------------------------------------------------------------------------
Capital Growth Bond                      N/A         N/A             1.88%          1/1/97
------------------------------------------------------------------------------------------
Investment Quality Bond                 2.27%       5.10%            5.33%        10/31/92
------------------------------------------------------------------------------------------
U.S. Government Securities              1.09%       4.58%            4.67%        10/31/92
------------------------------------------------------------------------------------------
Money Market                           -1.99%       2.42%            2.55%        10/31/92
------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                N/A         N/A             4.80%          1/1/97
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
Lifestyle Growth 820                     N/A         N/A             7.29%          1/1/97
------------------------------------------------------------------------------------------
Lifestyle Balanced 640                   N/A         N/A             7.38%          1/1/97
------------------------------------------------------------------------------------------
Lifestyle Moderate 460                   N/A         N/A             6.79%          1/1/97
------------------------------------------------------------------------------------------
Lifestyle Conservative 280               N/A         N/A             5.07%          1/1/97
------------------------------------------------------------------------------------------



* Inception date of the sub-account of the Variable Account which invests in the portfolio.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
               (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1997




==========================================================================================
TRUST PORTFOLIO                        1 YEAR      5 YEAR     SINCE INCEPTION    INCEPTION
                                                                OR 10 YEARS,      DATE OF
                                                                 WHICHEVER       PORTFOLIO
                                                                  SHORTER
------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*         -38.40%         N/A         -10.33%          10/4/94
------------------------------------------------------------------------------------------
Science & Technology                     N/A          N/A           3.17%           1/1/97
------------------------------------------------------------------------------------------
International Small Cap                -6.04%         N/A           0.72%           3/4/96
------------------------------------------------------------------------------------------
Emerging Growth                          N/A          N/A          10.53%           1/1/97
------------------------------------------------------------------------------------------
Pilgrim Baxter Growth                    N/A          N/A          -6.76%           1/1/97
------------------------------------------------------------------------------------------
Small/Mid Cap                           7.59%         N/A           7.54%           3/4/96
------------------------------------------------------------------------------------------
International Stock                      N/A          N/A          -4.31%           1/1/97
------------------------------------------------------------------------------------------
Worldwide Growth                         N/A          N/A           5.66%           1/1/97
------------------------------------------------------------------------------------------
Global Equity                          13.06%       12.63%          8.18%          3/18/88
------------------------------------------------------------------------------------------
Small Company Value                      N/A          N/A          -9.98%          10/1/97
------------------------------------------------------------------------------------------
Equity                                 11.53%       16.78%         13.50%+         6/18/85
------------------------------------------------------------------------------------------
Growth                                 17.55%         N/A          19.40%          7/15/96
------------------------------------------------------------------------------------------
Quantitative Equity*                   21.97%       14.52%         13.48%          4/30/87
------------------------------------------------------------------------------------------
Blue Chip Growth                       19.11%       11.09%         10.91%         12/11/92
------------------------------------------------------------------------------------------
Real Estate Securities*                10.70%       14.95%         14.22%          4/30/87
------------------------------------------------------------------------------------------
Value                                    N/A          N/A          14.39%           1/1/97
------------------------------------------------------------------------------------------
International Growth and Income        -6.84%         N/A           3.33%           1/9/95
------------------------------------------------------------------------------------------
Growth and Income                      24.92%       16.88%         15.57%          4/23/91
------------------------------------------------------------------------------------------
Equity-Income                          21.84%         N/A          15.47%          2/19/93
------------------------------------------------------------------------------------------
Balanced                                 N/A          N/A          10.82%           1/1/97
------------------------------------------------------------------------------------------
Aggressive Asset Allocation            11.38%       10.58%          8.51%           8/3/89
------------------------------------------------------------------------------------------
High Yield                               N/A          N/A           5.06%           1/1/97
------------------------------------------------------------------------------------------
Moderate Asset Allocation               8.20%        8.71%          7.51%           8/3/89
------------------------------------------------------------------------------------------
Conservative Asset Allocation           3.84%        6.52%          6.21%           8/3/89
------------------------------------------------------------------------------------------
Strategic Bond                          3.41%         N/A           7.41%          2/19/93
------------------------------------------------------------------------------------------
Global Government Bond                 11.43%        8.28%          8.04%          3/18/88
------------------------------------------------------------------------------------------
Capital Growth Bond*                    1.31%        5.15%          6.97%+         6/26/84
------------------------------------------------------------------------------------------
Investment Quality Bond                 2.27%        5.10%          5.42%          6/18/85
------------------------------------------------------------------------------------------
U.S. Government Securities              1.09%        4.58%          5.82%          3/18/88
------------------------------------------------------------------------------------------
Money Market                           -1.99%        2.42%          3.93%+         6/18/85
------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                N/A          N/A           4.80%           1/1/97
------------------------------------------------------------------------------------------
Lifestyle Growth 820                     N/A          N/A           7.29%           1/1/97
------------------------------------------------------------------------------------------
Lifestyle Balanced 640                   N/A          N/A           7.38%           1/1/97
------------------------------------------------------------------------------------------
Lifestyle Moderate 460                   N/A          N/A           6.79%           1/1/97
------------------------------------------------------------------------------------------
Lifestyle Conservative 280               N/A          N/A           5.07%           1/1/97
------------------------------------------------------------------------------------------



+ Ten year average annual return.

* On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolio for periods prior to December 31, 1996. Performance for each of these sub-accounts is based on the historical performance of the predecessor Manulife Series Fund portfolio, adjusted to reflect current contract charges, and therefore, does not reflect for periods prior to December 31, 1996 the current Trust portfolio expenses that an investor would incur as a holder of units of the sub-account.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
             (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1997



==========================================================================================
TRUST PORTFOLIO                        1 YEAR      5 YEAR     SINCE INCEPTION    INCEPTION
                                                                OR 10 YEARS,      DATE OF
                                                                 WHICHEVER       PORTFOLIO
                                                                  SHORTER
------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*         -35.04%        N/A          -9.28%           10/4/94
------------------------------------------------------------------------------------------
Science & Technology                     N/A         N/A           9.18%            1/1/97
------------------------------------------------------------------------------------------
International Small Cap                -0.62         N/A           3.92%            3/4/96
------------------------------------------------------------------------------------------
Emerging Growth                          N/A         N/A          16.59%            1/1/97
------------------------------------------------------------------------------------------
Pilgrim Baxter Growth                    N/A         N/A          -1.38%            1/1/97
------------------------------------------------------------------------------------------
Small/Mid Cap                          13.66%        N/A          10.58%            3/4/96
------------------------------------------------------------------------------------------
International Stock                      N/A         N/A           1.22%            1/1/97
------------------------------------------------------------------------------------------
Worldwide Growth                         N/A         N/A          11.73%            1/1/97
------------------------------------------------------------------------------------------
Global Equity                          19.12%      13.05%          8.23%           3/18/88
------------------------------------------------------------------------------------------
Small Company Value                      N/A         N/A          -4.81%           10/1/97
------------------------------------------------------------------------------------------
Equity                                 17.59%      17.15%         13.54%+          6/18/85
------------------------------------------------------------------------------------------
Growth                                 23.61%        N/A          23.23%           7/15/96
------------------------------------------------------------------------------------------
Quantitative Equity*                   28.03%      14.92%         13.52%+          4/30/87
------------------------------------------------------------------------------------------
Blue Chip Growth                       25.17%      11.54%         11.23%          12/11/92
------------------------------------------------------------------------------------------
Real Estate Securities*                16.76%      15.34%         14.27%+          4/30/87
------------------------------------------------------------------------------------------
Value                                    N/A         N/A          20.46%            1/1/97
------------------------------------------------------------------------------------------
International Growth and Income        -1.47%        N/A           4.94%            1/9/95
------------------------------------------------------------------------------------------
Growth and Income                      30.99%      17.25%         15.62%           4/23/91
------------------------------------------------------------------------------------------
Equity-Income                          27.90%        N/A          15.87%           2/19/93
------------------------------------------------------------------------------------------
Balanced                                 N/A         N/A          16.88%            1/1/97
------------------------------------------------------------------------------------------
Aggressive Asset Allocation            11.41%       8.93%          7.43%            8/3/89
------------------------------------------------------------------------------------------
High Yield                               N/A         N/A          11.12%            1/1/97
------------------------------------------------------------------------------------------
Moderate Asset Allocation              14.26%       9.20%          7.56%            8/3/89
------------------------------------------------------------------------------------------
Conservative Asset Allocation           9.89%       7.04%          6.26%            8/3/89
------------------------------------------------------------------------------------------
Strategic Bond                          9.44%        N/A           7.94%           2/19/93
------------------------------------------------------------------------------------------
Global Government Bond                  1.52%       8.43%          7.36%           3/18/88
------------------------------------------------------------------------------------------
Capital Growth Bond*                    7.20%       5.70%          7.02%+          6/26/84
------------------------------------------------------------------------------------------
Investment Quality Bond                 8.23%       5.64%          5.47%+          6/18/85
------------------------------------------------------------------------------------------
U.S. Government Securities              6.97%       5.14%          5.87%           3/18/88
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------

Money Market                            3.69%       3.02%          3.98%+          6/18/85
------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                N/A         N/A          10.86%            1/1/97
------------------------------------------------------------------------------------------
Lifestyle Growth 820                     N/A         N/A          13.35%            1/1/97
------------------------------------------------------------------------------------------
Lifestyle Balanced 640                   N/A         N/A          13.44%            1/1/97
------------------------------------------------------------------------------------------
Lifestyle Moderate 460                   N/A         N/A          12.86%            1/1/97
------------------------------------------------------------------------------------------
Lifestyle Conservative 280               N/A         N/A          11.13%            1/1/97
------------------------------------------------------------------------------------------


+ Ten year average annual return.

* On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolio for periods prior to December 31, 1996. Performance for each of these sub-accounts is based on the historical performance of the predecessor Manulife Series Fund portfolio, adjusted to reflect current contract charges, and therefore, does not reflect for periods prior to December 31, 1996 the current Trust portfolio expenses that an investor would incur as a holder of units of the sub-account.

                                    * * * * *


         In addition to the non-standardized returns quoted above, each of the sub-accounts may from time to time quote aggregate non-standardized total returns calculated in the same manner as set forth above for other time periods. From time to time the Trust may include in its advertising and sales literature general discussions of economic theories, including but not limited to, discussions on how demographic and political trends can affect the financial markets. Further, the Trust may also include in its advertising and sales literature specific information on each of the Trust's subadvisers, including but not limited to, research capabilities of a subadviser, assets under management, information relating to other clients of a subadviser, and other generalized information.

                               STATE PREMIUM TAXES

         New York does not currently assess a premium tax. In the event New York does impose a premium tax, the Company reserves the right to pass-through such tax to contract owners. For residents of all other states, except for residents in Pennsylvania, South Dakota and Kentucky premium taxes will be deducted from the contract value used to provide for fixed or variable annuity payments unless required otherwise by applicable law. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 3.5% depending on the jurisdiction and the tax status of the contract and are subject to change by the legislature or other authority. (See "APPENDIX B: STATE PREMIUM TAXES") FOR RESIDENTS OF PENNSYLVANIA, SOUTH DAKOTA AND KENTUCKY THE FOLLOWING PREMIUM TAX ASSESSMENT WILL APPLY: A premium tax will be assessed against all non-qualified purchase payments received from contract owners who are residents of South Dakota. The rate of tax is 1.25% for South Dakota residents. If the Kentucky Revenue Cabinet's policy change on premium taxes becomes effective as expected, a premium tax will be assessed against all purchase payments received on or after July 1, 1997 from contract owners who are residents of Kentucky. The rate of tax is 2.00% for Kentucky residents. Purchase payments received for the period October 1, 1992 through September 7, 1995 for non-qualified contracts of Pennsylvania residents will be assessed a 2.00% premium tax; purchase payments received on or after September 8, 1995 will not be assessed a premium tax. For purchase payments received on or after October 1, 1992 (July 1, 1997 for Kentucky), the state premium tax will be collected upon payment of any withdrawal benefits, upon any annuitization or payment of death benefits. For payments received prior to October 1, 1992 (July 1, 1997 for Kentucky) the premium tax will deducted upon annuitization only. In the states of Pennsylvania and South Dakota, purchase payments received in connection with the funding of a qualified plan are exempt from state premium tax.

                                    SERVICES



INDEPENDENT AUDITORS

         The financial statements of the Company and the Variable Account at December 31, 1997 and 1996 and for the years then ended appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such given upon the authority of such firm as experts in accounting and auditing.

         The statutory balance sheet of the Company as of December 31, 1995 and the related statutory statements of operations, changes in capital and deficit and cash flows for each of the two years in the period ended December 31, 1995, appearing in this Statement of Additional Information have been included herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York), of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.


         The statement of operations and changes in net assets of the Variable Account for the year ended December 31, 1995, appearing in this Statement of Additional Information has been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.


SERVICING AGENT

         Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to the Company a computerized data processing recordkeeping system for variable annuity administration. Vantage provides various daily, semimonthly, monthly, semiannual and annual reports including: daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions; semimonthly commission statements; monthly summaries of agent production and daily transaction reports; semiannual statements for contract owners; and annual contract owner tax reports. CSC FSG receives approximately $7.50 per policy per year, plus certain other fees paid by the Company for the services provided.

PRINCIPAL UNDERWRITER

         Manufacturers Securities Services, LLC, ("MSS") the successor to NASL Financial Services, Inc., a Delaware limited liability partnership controlled by the parent of the Company, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amount of underwriting commissions paid to MSS in 1997, 1996 and 1995 respectively were ____________, $7,049,687, $5,659,896. MSS did not retain any of these amounts during such periods.

CANCELLATION OF CONTRACT


         The Company may, at its option, cancel a contract at the end of any three consecutive contract years in which no purchase payments by or on behalf of the contract owner have been made, if both (i) the total purchase payments made for the contract, less any withdrawals, are less than $2,000; and (ii) the contract value at the end of such three year period is less than $2,000. The Company, as a matter of administrative practice, will attempt to notify a contract owner prior to such cancellation in order to allow the contract owner to make the necessary purchase payment to keep the contract in force.

                                   APPENDIX A

         STATE PREMIUM TAXES


         Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax advisor should be consulted.



                                                            TAX RATE
                                                   ---------------------------
                                                   QUALIFIED     NON-QUALIFIED
STATE                                              CONTRACTS       CONTRACTS
--------------------------------------------------------------------------------
CALIFORNIA                                           .50%            2.35%
DISTRICT OF COLUMBIA                                2.25%            2.25%
KANSAS                                               .00             2.00%
KENTUCKY                                            2.00%            2.00%
MAINE                                                .00             2.00%
NEVADA                                               .00             3.50%
PUERTO RICO                                         1.00%            1.00%
SOUTH DAKOTA                                         .00             1.25%
TEXAS                                                .04%             .04%
WEST VIRGINIA                                       1.00%            1.00%
WYOMING                                              .00             1.00%



                              FINANCIAL STATEMENTS

                                     PART C



                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a)      Financial Statements


                  (1) Financial Statements of the Registrant, The Manufacturers Life Insurance Company of New York Separate Account A (Part B of the registration statement) - to be filed by amendment

                  (2) Financial Statements of the Depositor, The Manufacturers Life Insurance Company of New York (Part B of the registration statement) - to be filed by amendment


         (b)      Exhibits


                  (1)      (a)      Resolution of the Board of Directors of
                                    First North American Life Assurance Company establishing the FNAL Variable Account is filed herewith.

                           (b) Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account is filed herewith.

                           (c) Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E is filed herewith.


                  (2) Agreements for custody of securities and similar investments - Not Applicable.


                  (3)      (a)      Underwriting Agreement between The
                                    Manufacturers Life insurance Company of New
                                    York (Depositor) and Manufacturers
                                    Securities Services, LLC (Underwriter) is filed herewith.

                           (b) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Securities Services, LLC (Underwriter), Selling Broker Dealers, and General Agent is filed herewith.

                  (4) Form of Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating is filed herewith.


                  (4)      (a)      Specimen Death Benefit Endorsement was
                                    previously filed as Exhibit (b)(4)(i) to post-effective amendment no. 5 to the Registrant's registration statement on Form
                                    N-4 dated April 30, 1996.


                  (4)      (b)      Specimen Death Benefit Endorsement was
                                    previously filed as Exhibit (b)(3)(iii) to post effective amendment no. 6 to the Registrant's registration statement on Form
                                    N-4 dated February 28, 1997

                  (5) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating is filed herewith.

                  (6)      (a)(i)   Declaration of Intention and Charter of
                                    First North American Life Assurance Company is filed herewith.

                           (a)(ii) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company is filed herewith.

                           (a)(iii) Certificate of amendment of the Declaration
                                    of Intention and Charter of The
                                    Manufacturers Life Insurance Company of New
                                    York is filed herewith

                           (b) By-laws of The Manufacturers Life Insurance Company of New York are filed herewith.


                  (7) Contract of reinsurance in connection with the variable annuity contracts being offered - Not Applicable.

                  (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:


                           (a) Administrative Agreement between The Manufactures Life Insurance Company and The Manufacturers Life Insurance Company of New York is filed herewith.


                           (b) Investment Services Agreement between First North American Life Assurance Company and Elliott and Page, Ltd - previously filed as exhibit (b)(8)(iv) to Form N-4 filed on September 2, 1992.

                           (c) License and Service Agreement between North American Security Life Insurance Company, First North American Life Assurance Company, and Mentap Systems, Inc. - Previously filed as Exhibit (b)(8)(v) to FNAL Variable Account Registration Statement on Form N-4 filed on April 28, 1995.

                  (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered was. previously filed as exhibit (b)(9) to Form N-4 filed on September 2, 1992.


                  (10)     (a)      Written consent of Ernst & Young LLP,
                                    independent auditors will be filed by
                                    amendment.

                           (b) Written consent of Coopers & Lybrand L.L.P, independent accountants will be filed by amendment.


                  (11) All financial statements omitted from Item 23, Financial Statements - Not Applicable.

                  (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - Not Applicable.

                  (13) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 was previously filed as Exhibit
                           (13) to post effective amendment no. 5 to the Registrant's registration statement on Form N-4 dated April 30, 1996.


                  (14) Power of Attorney - First North American Life Assurance Company Directors was previously filed as Exhibit (b)(3)(iii) to post effective amendment no. 6 to the Registrant's registration statement on Form N-4 dated February 28, 1997.

                  (21)     Financial Data Schedule - Not Applicable.

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

NAME AND PRINCIPAL BUSINESS                   POSITION WITH THE MANUFACTURERS
ADDRESS                                       LIFE INSURANCE COMPANY OF
                                              NEW YORK


John Richardson                               Director and Chairman
Manulife Financial
200 Bloor Street East
North Tower 11
Ontario, Canada M4W-1E5

Bruce R. Gordon                               Director
200 Bloor Street East
North Tower 10
Toronto, Ontario
Canada M4W-1E5

Joseph Scott                                  President & Director
73 Tremont Street
Boston, MA 02108-3915


David W. Libby                                Treasurer
73 Tremont Street
Boston, MA 02108-3915

Theodore Kilkuskie                            Director
73 Tremont Street
Boston, MA 02108





John D. DesPrez III                           Director
73 Tremont Street
Boston, MA 02108

Robert C. Perez                               Director
715 North Avenue
New Rochelle, NY 01801

James K. Robinson                             Director
7 Summit Drive
Rochester, New York 14620-3127

Neil M. Merkl Esq.                            Director
35-35 161st Street
Flushing, New York 11358

Bruce Avedon                                  Director
6601 Hitching Post Lane
Cincinnati, OH 45230

Ruth Ann Fleming                              Director
145 Western Drive
Short Hills, NJ 07078-1930

Tracy Anne Kane                               Secretary; Counsel
73 Tremont Street
Boston, MA 02108

Stephanie Elliman                             Vice President & Chief
International Corporate Center at Rye         Administrative Officer
555 Theodore Fremd Avenue
Rye, New York 10580

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT.

THE MANUFACTURERS LIFE INSURANCE COMPANY
Manulife Corporate Organization as at December 31, 1997
The Manufacturers Life Insurance Company (Canada)

1.   Cantay Holdings Inc. - Ontario (100%)
2.   484551 Ontario Limited - Ontario (100%)
     a.   911164 Ontario Inc. - Ontario (100%)
3.   Churchill Lifestyles Corp. (100%)
4.   495603 Ontario Limited - Ontario (100%)
5.   1198183 Ontario Limited - Ontario (100%)
6.   1198184 Ontario Limited - Ontario (100%)
7.   1235434 Ontario Limited - Ontario (100%)
8.   576986 Ontario Inc. - Ontario (100%)
9.   Balmoral Developments Inc. - Ontario (100%)
10.  Manulife Bank of Canada - Canada (100%)
11.  Manulife Securities International Ltd. - Canada (100%)
12.  Family Realty First Corp. - Ontario (100%)
13.  NAL Resources Limited - Alberta (100%)
14.  Manulife International Capital Corporation Limited - Ontario (100%)
     a.   Regional Power Inc. - Ontario (100%)
          i.   La Regionale Power (Port Cartier) Inc. - Ontario (100%)
          ii.  La Regionale Power Angliers Inc. - Ontario (100%)
          iii. Addalam Power Corporation - Philippines (100%)
15.  Peel-de Maisonneuve Investments Ltd. - Canada (100%)
     a.   2932121 Canada Inc. - Canada (100%)
16.  FNA Financial Inc. - Canada (100%)
     a.   NAL Trustco Inc. - Ontario (100%)
     b.   First North American Insurance Company - Canada (100%)
     c.   Elliott & Page Limited - Ontario (100%)
     d.   Seamark Asset Management Ltd. - Canada (67.86%)
     e.   NAL Resources Management Limited - Canada (100%)
          i.   NAL Energy Inc. - Alberta (100%)
17.  ManuCab Ltd. - Canada (100%)
     a.   Plazcab Service Limited - Newfoundland (100%)
18.  Manufacturers Life Capital Corporation Inc. - Canada (100%)
19.  The North American Group Inc. - Ontario (100%)
20.  994744 Ontario Inc. - Ontario (100%)
21.  1268337 Ontario Inc. - Ontario (100%)
22.  3426505 Canada Inc. - Canada (100%)
23.  The Manufacturers Investment Corporation - Michigan (100%)
     a.   Manulife Reinsurance Corporation (U.S.A.) - Michigan (100%)
          i.   The Manufacturers Life Insurance Company (U.S.A.) - Michigan
               (100%)
               (1)  Dover Leasing Investments, LLC - Delaware (99%)
               (2) The Manufacturers Life Insurance Company of America - Michigan (100%)
                    (a)  Manulife Holding Corporation - Delaware (100%)
                         (i)   Manufacturers Adviser Corporation - Colorado
                               (100%)
                         (ii) Succession Plainning International, Inc. - Wisconsin (100%)
                         (iii) ManEquity, Inc. - Colorado (100%)

                         (iv) Manulife Property Management of Washington, D.C. Inc. - Washington, D.C. (100%)
                         (v)   ManuLife Service Corporation - Colorado (100%)
                         (vi)  Manulife Leasing Company, LLC - Delaware (80%)
               (3)  Capitol Bankers Life Insurance Company - Michigan (100%)
               (4)  Ennal, Inc. - Ohio (100%)
               (5)  Manulife-Wood Logan Holding Co. Inc. - Delaware (62.5%)
                    (a)  Wood Logan Associates, Inc. - Connecticut (100%)
                         (i)   Wood Logan Distributors, Inc. -
                               Connecticut (100%)
                    (b) The Manufacturers Life Insurance Company of North America - Delaware (100%)
                         (i) Manufacturers Securities Services, LLC - Massachusetts (100%)
                         (ii) The Manufacturers Life Insurance Company of New York - New York (100%)
          ii.  Manulife Reinsurance Limited - Bermuda (100%)
               (1)  MRL Holding, LLC - Delaware (99%)
                    (a)  Manulife-Wood Logan Holding Co. Inc. - Delaware (22.5%)
          iii. MRL Holding, LLC - Delaware (1%)
24.  Manulife International Investment Management Limited - U.K. (100%)
     a.   Manulife International Fund Management Limited - U.K. (100%)
25.  WT(SW) Properties Ltd. - U.K. (100%)
26.  Manulife Europe Ruckversicherungs-Aktiengesellschaft - Germany (100%)
27.  Manulife International Holdings Limited - Bermuda (100%)
     a.   Manulife (International) Limited - Bermuda (100%)
          i.   Zhong Hong Life Insurance Co., Ltd. - China (51%)
          ii. The Manufacturers (Pacific Asia) Insurance Company Limited - H.K. (100%)
          iii. Newtime Consultants Limited - H.K. (100%)
28.  Manulife (International) Reinsurance Limited - Bermuda (100%)
     a.   Manulife (International) P & C Limited - Bermuda (100%)
     b.   Manufacturers P & C Limited - Barbados (100%)
     c.   Manufacturers Life Reinsurance Limited - Barbados (100%)
29.  Chinfon-Manulife Insurance Company Limited - Bermuda (100%)
30.  Manulife (Malaysia) SDN. BHD. - Malaysia (100%)
31.  Manulife (Thailand) Ltd. - Thailand (100%)
32.  Young Poong Manulife Insurance Company - Korea (100%)
33.  Manulife Data Services Inc. - Barbados (100%)
     a.   Manulife Funds Direct (Barbados) Limited - Barbados (100%)
          i.   Manulife Funds Direct (Hong Kong) Limited - H.K. (100%)
34.  OUB Manulife Pte. Ltd. - Singapore (100%)
35.  Manulife Holdings (Hong Kong) Limited - H.K. (100%)
36.  ManuLife Financial Systems (Hong Kong) Limited - H.K. (100%)
37.  P.T. Asuransi Jiwa Dhamala ManuLife - Indonesia (51%)
     a.   P.T. AMP Panin Life - Indonesia (100%)



Item 27.  NUMBER OF CONTRACT OWNERS.


As of December 31, 1997, there were 4,991 qualified and 7,870 non-qualified contracts of the series offered hereby outstanding.

Item 28.  INDEMNIFICATION.


Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

SECTION VII.1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.


Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS.


a.       Name of Investment Company                  Capacity In which acting
         --------------------------                  ------------------------

         Manufacturers Investment Trust              Investment Adviser

         The Manufacturers Life Insurance            Principle Underwriter
         Company of North America Separate
         Account A

         The Manufacturers Life Insurance            Principle Underwriter
         Company of North America Separate
         Account B

         The Manufacturers Life Insurance            Principle Underwriter
         Company of New York Separate
         Account A

b. The Manufacturers Life Insurance Company of North America is the managing member of Manufacturers Securities Services, LLC and has sole power to act on behalf of Manufacturers Securities Services, LLC. The officers and directors of The Manufacturers Life Insurance Company of North America are set forth under Item 25.

Name and Principal               Position with The Manufacturers Life Insurance
Business Address                 Company of North America
----------------                 ------------------------

John D. Richardson               Director and Chairman of the Board of
200 Bloor Street East            Directors
North Tower, 11th Floor
Toronto, Ontario
Canada  M4W-1E5

Peter S. Hutchison               Director
200 Bloor Street East

North Tower, 7th Floor
Toronto, Ontario
Canada  M4W-1E5

John D. DesPrez III              President & Director
73 Tremont Street
Boston, MA  02108

James Boyle                      Vice President, Administration and Chief
116 Huntington Avenue            Administrative Officer
Boston, MA 02116

John G. Vrysen                   Vice President & Chief Actuary
73 Tremont Street
Boston, MA  02108

Hugh McHaffie                    Vice President, U.S. Annuities and Product
73 Tremont Street                Development
Boston, MA 02108

Richard C. Hirtle                Vice President, Strategic Development and
116 Huntington Avenue            Accumulation Life Products
Boston, MA 02116

James D. Gallagher               Vice President, Secretary and General Counsel
73 Tremont Street
Boston, MA  02108

Janet Sweeney                    Vice President, Corporate Services
73 Tremont Street
Boston, MA 02108

Robert Boyda                     Vice President, Investment Management Services
73 Tremont Street
Boston, MA   01208

Name and Principal               Position with The Manufacturers Life
Business Address                 Insurance Company of North America
----------------                 ----------------------------------


David W. Libbey                  Vice President, Treasurer & Chief
73 Tremont Street                Financial Officer
Boston, MA 02108



c.      None.

Item 30. LOCATION OF ACCOUNTS AND RECORDS.

All books and records are maintained at Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York 10580.

Item 31. MANAGEMENT SERVICES.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company ("Manulife"). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.




Item 32. UNDERTAKINGS.

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The Manufacturers Life Insurance Company of New York ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------


(1)(a) Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account

(1)(b) Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account

(1)(c) Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E

(3)(a) Underwriting Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturer Securities Services, LLC (Underwriter), and General Agents is filed herewith.

(3)(b) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Securities Services, LLC (Underwriter), Selling Broker Dealers, and General Agent

(4) Form of Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating

(5) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating

(6)(a)(i) Declaration of Intention and Charter of First North American Life Assurance Company

(6)(a)(ii) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company

(6)(a)(iii) Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York

(6)(b)              By-laws of First North American Life Assurance Company

(8)(a) Administrative Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Manufacturers Life Insurance Company of New York Separate Account A, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 25th day of February, 1998.


                                   THE MANUFACTURERS LIFE INSURANCE
                                   COMPANY OF NEW YORK SEPARATE ACCOUNT A
                                             (Registrant)


                                   By: THE MANUFACTURERS LIFE INSURANCE
                                       COMPANY OF NEW YORK
                                             (Depositor)



                                   By: /s/ Joseph Scott
                                       ------------------------------------
                                       Joseph Scott
                                       President

Attest:

/s/ Tracy Anne Kane
--------------------------
Tracy Anne Kane
Secretary

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated.


SIGNATURE                           TITLE                              DATE


           *                        Director                          2/25/98
---------------------------         (Chairman)
John Richardson


/s/ Joseph Scott                    Director; President               2/25/98
---------------------------         (Chief Executive Officer)
Joseph Scott


/s/ John D. DesPrez III             Director                          2/25/98
---------------------------
John D. DesPrez III


                                    Director                          2/25/98
---------------------------
Theodore Kilkuski


            *                       Director                          2/25/98
---------------------------
Robert C. Perez


            *                       Director                          2/25/98
---------------------------
H. Bruce Gordon


            *                       Director                          2/25/98
---------------------------
James K. Robinson


            *                       Director                          2/25/98
---------------------------
Neil M. Merkl


            *                       Director                          2/25/98
---------------------------
Bruce Avedon

            *                       Director                          2/25/98
---------------------------
Ruth Ann Fleming


         *By: /s/ Tracy Anne Kane                           February 25, 1998
              ----------------------------                  -----------------
              Tracy Anne Kane                                            Date
              Attorney-in-Fact
              Pursuant to Powers
              of Attorney